UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22558

Brookfield Investment Funds
(Exact name of registrant as specified in charter)

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.

Brookfield Public Securities Group LLC

Brookfield Place

225 Liberty Street, 35th Floor

New York, New York 10281

(Name and address of agent for service)

(855) 777-8001

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)

2023

ANNUAL REPORT

DECEMBER 31, 2023

Oaktree Emerging Markets Equity Fund

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Oaktree Fund Advisors, LLC (the "Adviser" or "Oaktree") is an investment adviser registered with the SEC and is also an affiliate and related adviser of Oaktree Capital Management, L.P., an investment adviser registered with the SEC. Oaktree serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments. Oaktree manages assets across a wide range of investment strategies within four asset classes: Credit, Private Equity, Real Assets, and Listed Equities. As of December 31, 2023, Oaktree had $189 billion in assets under management. Brookfield Public Securities Group LLC ("PSG") serves as the Administrator to the Fund. PSG is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC with $900 billion of assets under management as of December 31, 2023, an unlimited liability company formed under the laws of British Columbia, Canada ("BAM ULC"). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAMA) ("Brookfield Asset Management"), holds a 25% interest in BAM ULC. In 2019, Brookfield acquired a majority interest in Oaktree.

Oaktree Emerging Markets Equity Fund (the "Fund") is managed by Oaktree Fund Advisors, LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at https://www.brookfieldoaktree.com/
fund/oaktree-emerging-markets-equity-fund.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-244-4859 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-244-4859 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
About Your Fund's Expenses	3
Management Discussion of Fund Performance	4
Portfolio Characteristics	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	24
Tax Information	25
Liquidity Risk Management Program	26
Information Concerning Trustees and Officers	27
Joint Notice of Privacy Policy	30

This report is for shareholder information. This is not a Prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Annual Report for Oaktree Emerging Markets Equity Fund (the "Fund") for the year ended December 31, 2023.

2023 was a challenging year for emerging markets equities. Our style of investing—which is focused on bottom-up analysis, risk control, discipline, and long-term value—wasn't rewarded in 2023. EM asset price moves in 2023 typically didn't reflect shifts in fundamentals, but rather changes in sentiment regarding large macro trends. This obviously wasn't an environment conducive to bottom-up value-focused investing.

As we reflect upon the year, we can highlight several issues that were headwinds for us:

1.  We were optimistic about the outlook for China at the beginning of the year because our conversations with Chinese companies had been yielding mostly positive data points. Moreover, there was widespread enthusiasm following the end of pandemic lockdowns and the loosening of some government policies. With the benefit of hindsight, we can see that the optimism that our companies were displaying was because they—along with most of the world—believed that the Chinese government would stimulate the economy and they were positioning their businesses for such an environment. Our investment process relies on rigorous bottom-up research; however, in 2023, negative sentiment overwhelmed fundamentals.

2.  By late in the third quarter, it became evident that the recovery in China was going to be slower than expected, and we started to see companies reduce their forward guidance and their expectations for inventory and capex. Sentiment deteriorated as investors lost confidence and patience, which was reflected in declining asset prices.

3.  Taiwanese companies benefited from AI excitement during the year. While we appreciate the tremendous potential that AI offers, our conversations with Taiwanese companies and other global firms have led us to believe that the valuations of many AI-related companies have run far ahead of the improvements in their fundamentals.

4.  Interest in nearshoring and reshoring—and the potential benefits for Mexico—was another theme that investors latched on to in 2023. This trend is driven in part by U.S. companies' desire to diversify their supply chains away from China. However, our exposure to Mexico has remained limited, as we believe Mexican stocks are expensive and we're skeptical about the practicality of nearshoring. Many of our manufacturing companies have readily admitted that it will be difficult to replace China in supply chains. First, China continues to offer high efficiency and low costs. Second, the ability of U.S. companies to invest in a local manufacturing base will likely be hampered by the cost and availability of skilled labor and regulatory issues.

5.  Finally, some of the notable winners in China and India this year were companies that failed our ESG test. Many investors appeared to ignore questionable corporate governance and chase winners. For example, we saw coal names outperform, as investors either put ESG concerns aside entirely or claimed that they were investing in "transitional fuels."

Major equity markets around the world experienced a choppy start to 2024. While some have since rebounded—especially those in the U.S.—we anticipate that volatility will persist, especially in the emerging markets, given the uncertain macroeconomic and geopolitical conditions globally, including the risk surrounding the elections in many countries. However, we believe emerging markets are well positioned in this environment, given that many countries are already easing monetary policy. Moreover, while dollar strength has been a headwind in recent years, we expect it to become a tailwind this year once the U.S. Federal Reserve begins its easing path.

We remain optimistic about investment opportunities in China. We believe China's government still has many tools in its toolkit to stimulate the economy and that it will increasingly use them to restore confidence. Moreover, we think there are many Chinese companies with strong fundamentals that are being punished because of broad macro concerns about China. While we can't predict what will happen in the macro environment, we can certainly identify companies that aren't being valued properly.

In short, we think the depressed valuations in EM equity markets offer an opportunity to potentially earn very attractive risk-adjusted returns—and we think this is especially true in China.

2023 Annual Report
1

LETTER TO SHAREHOLDERS (continued)

In addition to performance information and additional discussion on factors impacting the Fund, this report provides the Fund's audited financial statements and schedule of investments as of December 31, 2023.

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information.

Thank you for your support.

Sincerely,

Brian F. Hurley	David W. Levi, CFA
President	Chief Executive Officer
Brookfield Investment Funds	Brookfield Public Securities Group LLC

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2023 and subject to change based on subsequent developments.

Must be preceded or accompanied by a Prospectus.

Past performance is no guarantee of future results.

The Fund invests in equity securities of emerging market companies as part of its principal investment strategy. Foreign securities have additional risk, including but not limited to, exchange rate changes, political and economic upheaval, and relatively low market liquidity. As a result, the risks described relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened in emerging markets. The Fund is new with limited operating history and there can be no assurance that the Fund will grow or maintain an economically viable size, in which case the Board of Trustees of the Fund may determine to liquidate the Fund.

Oaktree Emerging Markets Equity Fund is a series of Brookfield Investment Funds.

Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.

2

ABOUT YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund Return

The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders' reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.

	Annualized Expense Ratio(2)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (07/01/23– 12/31/23)(1)
Actual
Class A Shares	1.35%	$1,000.00	$1,003.60	$6.82
Class I Shares	1.10%	1,000.00	1,004.80	5.56
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.35%	1,000.00	1,018.40	6.87
Class I Shares	1.10%	1,000.00	1,019.66	5.60

(1)  Expenses are equal to the Fund's annualized expense ratio by class multiplied by the average account value over the period, multiplied by 184/365 (to reflect a six-month period).

(2)  Effective January 24, 2024, the Adviser contractually agreed to reduce the Fund's annual expense cap by 0.15% for each share class. The Fund's new annual expense cap is 1.20% for Class A Shares, 1.95% for Class C Shares, and 0.95% for Class I Shares.

Past performance is no guarantee of future results.

2023 Annual Report
3

OAKTREE EMERGING MARKETS EQUITY FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended December 31, 2023, the Fund's Class I shares had a total return of 4.94%, which assumes the reinvestment of distributions and is exclusive of brokerage commissions, underperforming the MSCI Emerging Markets (Net) Index, which returned 9.83%.

At the country level, our stock selection in China and our overweight allocation to this market detracted the most from our relative performance for the full year. Our selection in South Africa and Mexico also had a negative effect, as did our underweight exposures to Taiwan and India. Our selection in Taiwan, Korea and Indonesia contributed positively, along with our overweight allocations to Brazil and Greece.

By sector, our stock selection in consumer discretionary had the largest negative impact. Our selection among materials, consumer staples, real estate and health care also detracted from our relative performance, along with our overweight allocation to materials and our underweight exposure to information technology. Our stock selection in information technology, financials and energy positively impacted our relative results, as did our underweight exposures to communication services and financials. Finally, our overweight to energy also had a positive effect.

As we enter 2024, our largest overweights by country are China, Brazil, and Indonesia, while India and Taiwan are our largest underweights. At the sector level, the portfolio remains overweight in materials and energy and underweight in communication services and information technology. At the end of December, the EM equities index was trading at 1.2 times book value and 12.2 times consensus forward estimated earnings. Both figures are lower than the corresponding metrics for the U.S. market and for developed market equities as a whole. Moreover, the Fund trades at a discount to the EM equities index on forward estimated earnings and at a slight premium to the index on book value.

The balance sheets of our portfolio companies remain sound, and we're optimistic that these companies will stay disciplined in their capital allocation strategies and will continue to return capital to shareholders. The Fund's trailing-12-month dividend yield at the end of December was 4.1%, compared to 2.9% for the MSCI EM Index, 1.4% for the MSCI USA Index, 1.9% for the MSCI World Index, and 2.0% for the MSCI ACWI Index.

Past performance is no guarantee of future results.

4

OAKTREE EMERGING MARKETS EQUITY FUND

Fund Performance

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2023[1]	1 Year	Since Inception[2]
Class A Shares (Excluding Sales Charges)	4.67%	3.58%
Class A Shares (Including Sales Charges)	(0.28)%	0.50%
Class I Shares	4.94%	(7.99)%
MSCI Emerging Markets (Net) Index	9.83%	(8.61)%

1  All returns shown in USD.

2  Class A Shares commenced operations on May 16, 2022 and Class I Shares commenced operations on June 3, 2021. MSCI Emerging Markets (Net) Index references Class I's commencement date.

The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. Performance data excluding sales charge does not reflect the deduction of the sales charge and if reflected, the sales charge would reduce the performance quoted.

The Adviser has contractually agreed to reimburse the Fund's expenses through April 30, 2025. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

The graph below illustrates a hypothetical investment of $10,000 in the Fund—Class I Shares from the commencement of investment operations on June 3, 2021 to December 31, 2023 compared to the MSCI Emerging Markets (Net) Index.

Past performance is no guarantee of future results.

2023 Annual Report
5

OAKTREE EMERGING MARKETS EQUITY FUND

Fund Performance (continued)

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, it may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended.

These views represent the opinions of Oaktree Fund Advisors, LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2023 and subject to change based on subsequent developments.

The MSCI Emerging Markets (Net) Index captures large and mid cap representation across 27 Emerging Markets (EM) countries. With 1,392 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The index does not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

6

OAKTREE EMERGING MARKETS EQUITY FUND

Portfolio Characteristics (Unaudited)

December 31, 2023

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
China	36.9%
Brazil	14.5%
South Korea	9.6%
Taiwan	8.8%
India	8.8%
Indonesia	6.6%
Mexico	4.1%
Saudi Arabia	3.8%
South Africa	3.2%
Greece	2.2%
Thailand	1.5%
Russia	0.0%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
Taiwan Semiconductor Manufacturing Company Ltd.	6.1%
Samsung Electronics Company Ltd.	5.9%
Alibaba Group Holding Ltd.	4.3%
Vale SA, ADR	3.4%
Freeport-McMoRan, Inc.	3.1%
Banco Bradesco SA, ADR	2.7%
Anglogold Ashanti PLC	2.6%
China Construction Bank Corporation	2.6%
Saudi Arabian Oil Co.	2.6%
Reliance Industries Ltd., GDR	2.4%

2023 Annual Report
7

OAKTREE EMERGING MARKETS EQUITY FUND

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS – 91.1%
BRAZIL – 9.3%
Centrais Eletricas Brasileiras SA	537,026	$4,652,298
Localiza Rent a Car SA	237,292	3,106,817
Lojas Renner SA	774,309	2,778,402
Petroleo Brasileiro SA, ADR	286,340	4,572,850
Vale SA, ADR	513,129	8,138,225
Total BRAZIL		23,248,592
CHINA – 35.7%
Alibaba Group Holding Ltd.	1,097,512	11,100,325
Aluminum Corporation of China Ltd.	7,251,905	5,149,885
Anhui Conch Cement Company Ltd.	1,723,944	3,980,847
ANTA Sports Products Ltd.	325,482	3,163,461
China Construction Bank Corporation	10,399,316	6,186,039
China Mengniu Dairy Company Ltd.	886,345	2,387,735
China Resources Land Ltd.	664,771	2,385,214
China Tourism Group Duty Free Corporation Ltd. (a)	187,274	1,841,114
China Tourism Group Duty Free Corporation Ltd.	107,150	1,264,809
CITIC Securities Company Ltd.	1,371,911	2,803,000
Galaxy Entertainment Group Ltd.	945,591	5,296,129
H World Group Ltd., ADR	67,656	2,262,417
Industrial & Commercial Bank of China Ltd.	8,477,133	4,131,275
JD.com, Inc., ADR	137,102	3,960,877
Longfor Group Holdings Ltd. (a)	1,264,404	2,029,227
Midea Group Company Ltd.	149,933	1,155,256
Muyuan Foods Company Ltd.	341,737	1,985,455
Nine Dragons Paper Holdings Ltd. (b)	2,706,314	1,333,355
Orient Overseas International Ltd.	129,866	1,813,708
Pacific Basin Shipping Ltd.	12,402,113	4,081,307
Ping An Insurance Group Company of China Ltd.	428,821	1,941,401
Sands China Ltd. (b)	885,766	2,592,607
Shanghai International Airport Company Ltd. (b)	378,984	1,751,645
Sunny Optical Technology Group Company Ltd.	251,351	2,285,005
Weichai Power Company Ltd.	1,969,575	3,290,464
WuXi AppTec Company Ltd. (a)	338,300	3,446,628
Zijin Mining Group Company Ltd.	3,530,900	5,755,963
Total CHINA		89,375,148
GREECE – 2.1%
Alpha Services and Holdings SA (b)	2,824,610	4,797,998
HELLENiQ ENERGY Holdings SA	62,309	501,135
Total GREECE		5,299,133
INDIA – 7.6%
HDFC Bank Ltd., ADR	36,814	2,470,588
ICICI Bank Ltd., ADR	159,537	3,803,362
Infosys Ltd., ADR	194,483	3,574,598
Larsen & Toubro Ltd., GDR	78,520	3,342,006
Reliance Industries Ltd., GDR (a)	94,238	5,885,110
Total INDIA		19,075,664

See Notes to Financial Statements.

8

OAKTREE EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
INDONESIA – 6.3%
Bank Rakyat Indonesia Persero Tbk PT	15,145,489	$5,629,092
Freeport-McMoRan, Inc.	177,012	7,535,401
Telkom Indonesia Persero Tbk PT	10,703,424	2,745,922
Total INDONESIA		15,910,415
MEXICO – 3.9%
America Movil SAB de CV, ADR	140,311	2,598,560
Fresnillo PLC	279,458	2,116,030
Grupo Financiero Banorte SAB de CV	268,287	2,703,251
Ternium SA, ADR	58,281	2,475,194
Total MEXICO		9,893,035
RUSSIA – 0.0%
LUKOIL PJSC, ADR (b) (c)	7,421	—
Novatek PJSC, GDR (b) (c)	771	—
Sberbank of Russia PJSC, ADR (b) (c)	39,273	—
Total RUSSIA		—
SAUDI ARABIA – 3.7%
Al Rajhi Bank	133,982	3,106,509
Saudi Arabian Oil Co. (a)	702,117	6,181,546
Total SAUDI ARABIA		9,288,055
SOUTH AFRICA – 3.1%
Anglogold Ashanti PLC	337,789	6,313,276
Mr Price Group Ltd.	163,043	1,397,664
Total SOUTH AFRICA		7,710,940
SOUTH KOREA – 9.3%
KB Financial Group, Inc.	89,447	3,731,890
LG Chem Ltd.	6,218	2,391,589
Samsung Electronics Company Ltd.	237,229	14,399,051
SK Hynix, Inc.	24,509	2,674,862
Total SOUTH KOREA		23,197,392
TAIWAN – 8.6%
Evergreen Marine Corporation Taiwan Ltd.	493,407	2,303,388
MediaTek, Inc.	133,061	4,393,661
Taiwan Semiconductor Manufacturing Company Ltd.	769,668	14,755,729
Total TAIWAN		21,452,778
THAILAND – 1.5%
Charoen Pokphand Food PCL	6,340,400	3,633,484
Total THAILAND		3,633,484
TOTAL COMMON STOCKS (Cost $226,611,162)		228,084,636

See Notes to Financial Statements.

2023 Annual Report
9

OAKTREE EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

December 31, 2023

	Shares	Value
PREFERRED STOCKS – 4.8%
BRAZIL – 4.8%
Raizen SA	1,093,312	$906,770
Braskem SA	259,588	1,144,734
Itau Unibanco Holding SA, ADR	472,645	3,284,883
Banco Bradesco SA, ADR	1,898,457	6,644,599
Total BRAZIL		11,980,986
TOTAL PREFERRED STOCKS (Cost $10,705,990)		11,980,986
EXCHANGE TRADED FUNDS – 0.9%
INDIA – 0.9%
iShares MSCI India ETF	47,938	2,339,854
Total INDIA		2,339,854
TOTAL EXCHANGE TRADED FUNDS (Cost $1,938,841)		2,339,854
	Contracts	Value
RIGHTS – 0.0%
BRAZIL – 0.0%
Localiza Rent a Car SA (Expiration: February 06, 2024) (b)	854	3,401
Total BRAZIL		3,401
TOTAL RIGHTS (Cost $2,597)		3,401
Total Investments – 96.8% (Cost $239,258,590)		242,408,877
Other Assets in Excess of Liabilities – 3.2%		8,104,615
Total NET ASSETS – 100.0%		$250,513,492

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of December 31, 2023, the total value of all such securities was $19,383,625 or 7.7% of net assets.

(b)  —  Non-income producing security.

(c)  —  Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees. As of December 31, 2023, the total value of all such securities was $0 or 0.0% of net assets. These securities are characterized as Level 3 securities within the disclosure hierarchy. Level 3 security values are determined using significant unobservable inputs.

Abbreviations:

ADR  —  American Depositary Receipt

ETF  —  Exchange Traded Fund

GDR  —  Global Depositary Receipt

See Notes to Financial Statements.

10

OAKTREE EMERGING MARKETS EQUITY FUND

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments in securities, at value (Note 2)	$242,408,877
Cash	7,232,681
Dividends receivable	1,125,105
Prepaid expenses	15,996
Total assets	250,782,659
Liabilities:
Distribution fees payable	317
Investment advisory fees payable, net (Note 3)	162,829
Accrued expenses	106,021
Total liabilities	269,167
Net Assets	$250,513,492
Composition of Net Assets:
Paid-in capital	260,256,606
Accumulated losses	(9,743,114)
Net assets applicable to capital shares outstanding	$250,513,492
Total investments at cost	$239,258,590
Net Assets
Class A Shares — Net Assets	$1,640,219
Shares outstanding	215,917
Net asset value and redemption price per share	$7.60
Offering price per share based on a maximum sales charge of 4.75%	$7.98
Class I Shares — Net Assets	$248,873,273
Shares outstanding	32,890,469
Net asset value and redemption price per share	$7.57

See Notes to Financial Statements.

2023 Annual Report
11

OAKTREE EMERGING MARKETS EQUITY FUND

Statement of Operations

For the Year Ended December 31, 2023

Investment Income:
Dividends and distributions (net of foreign withholding tax of $1,082,123)	$9,867,928
Less return of capital distributions	(56,591)
Total investment income	9,811,337
Expenses:
Investment advisory fees (Note 3)	2,000,329
Distribution fees — Class A	3,976
Custodian fees	147,188
Fund accounting and sub-administration fees	134,984
Transfer agent fees	116,344
Registration fees	62,174
Trustees' fees	52,787
Audit and tax services	50,955
Legal fees	28,691
Reports to shareholders	25,767
Miscellaneous	23,318
Insurance	11,939
Interest expense	207
Total operating expenses	2,658,659
Less expenses waived by the investment adviser (Note 3)	(209,836)
Net expenses	2,448,823
Net investment income	7,362,514
Net realized loss on:
Investments	(10,300,267)
Foreign currency transactions	(160,654)
Net realized loss	(10,460,921)
Net change in unrealized appreciation on:
Investments	8,681,662
Foreign currency translations	1,171
Net change in unrealized appreciation	8,682,833
Net realized and unrealized loss	(1,778,088)
Net increase in net assets resulting from operations	$5,584,426

See Notes to Financial Statements.

12

OAKTREE EMERGING MARKETS EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$7,362,514	$3,152,005
Net realized loss	(10,460,921)	(2,519,927)
Net change in unrealized appreciation (depreciation)	8,682,833	(4,938,418)
Net increase (decrease) in net assets resulting from operations	5,584,426	(4,306,340)
Distributions to Shareholders:
From distributable earnings:
Class A shares	(42,126)	(27,716)
Class I shares	(7,057,502)	(3,162,739)
Total distributions paid	(7,099,628)	(3,190,455)
Capital Share Transactions (Note 5):
Subscriptions	137,449,162	116,764,545
Reinvestment of distributions	6,825,596	3,042,032
Redemptions	(16,235,609)	(8,873,352)
Net increase in net assets from capital share transactions	128,039,149	110,933,225
Total increase in net assets	126,523,947	103,436,430
Net Assets:
Beginning of year	123,989,545	20,553,115
End of year	$250,513,492	$123,989,545

See Notes to Financial Statements.

2023 Annual Report
13

OAKTREE EMERGING MARKETS EQUITY FUND

Financial Highlights

Class A	For the Year Ended December 31, 2023	For the Period May 16, 2022[1] through December 31, 2022
Per Share Operating Performance:
Net asset value, beginning of period	$7.46	$7.55
Income from Investment Operations:
Net investment income[2]	0.22	0.10
Net realized and change in unrealized gain (loss)	0.12	(0.01)
Net increase in net asset value resulting from operations	0.34	0.09
Distributions to Shareholders:
From net investment income	(0.20)	(0.18)
From net realized gains	—	—
Total distributions paid*	(0.20)	(0.18)
Net asset value, end of period	$7.60	$7.46
Total Investment Return†3	4.67%	1.16%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$1,640	$1,198
Gross operating expenses[4]	1.44%	1.67%
Net expenses, including fee waivers and reimbursement[4]	1.35%	1.35%
Net investment income[4]	2.84%	2.15%
Net investment income, excluding the effect of fee waivers and reimbursement[4]	2.75%	1.83%
Portfolio turnover rate[3]	46%	45%

*  Distributions for annual periods determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

1  Commencement of operations.

2  Per share amounts presented are based on average shares outstanding throughout the period indicated.

3  Not annualized for periods less than one year.

4  Annualized for periods less than one year.

See Notes to Financial Statements.

14

OAKTREE EMERGING MARKETS EQUITY FUND

Financial Highlights

Class I	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period June 3, 2021[1] through December 31, 2021
Per Share Operating Performance:
Net asset value, beginning of period	$7.43	$8.76	$10.00
Income from Investment Operations:
Net investment income[2]	0.25	0.31	0.14
Net realized and change in unrealized gain (loss)	0.11	(1.44)	(1.32)
Net increase (decrease) in net asset value resulting from operations	0.36	(1.13)	(1.18)
Distributions to Shareholders:
From net investment income	(0.22)	(0.20)	(0.05)
From net realized gains	—	—	(0.01)
Total distributions paid*	(0.22)	(0.20)	(0.06)
Net asset value, end of period	$7.57	$7.43	$8.76
Total Investment Return†3	4.94%	(12.86)%	(11.78)%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$248,873	$122,792	$20,553
Gross operating expenses[4]	1.19%	1.63%	6.31%
Net expenses, including fee waivers and reimbursement[4]	1.10%	1.10%	1.10%
Net investment income[4]	3.32%	4.22%	2.73%
Net investment income (loss), excluding the effect of fee waivers and reimbursement[4]	3.23%	3.69%	(2.48)%
Portfolio turnover rate[3]	46%	45%	49%

*  Distributions for annual periods determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

1  Commencement of operations.

2  Per share amounts presented are based on average shares outstanding throughout the period indicated.

3  Not annualized for periods less than one year.

4  Annualized for periods less than one year.

See Notes to Financial Statements.

2023 Annual Report
15

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements

December 31, 2023

1.  Organization

Brookfield Investment Funds (the "Trust") was organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of six separate investment series, one of which is included in this report. The Oaktree Emerging Markets Equity Fund (the "Fund") is a diversified open-end management investment company. The Fund's Class I shares commenced operations on June 3, 2021 and Class A shares commenced operations on May 16, 2022.

The Fund currently has three classes of shares: Class A, Class C and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. Currently, the Fund is only publicly offering Class A and Class I shares to investors.

Oaktree Fund Advisors, LLC (the "Adviser"), a Delaware limited partnership and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser to the Fund. Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments.

Brookfield Public Securities Group LLC (the "Administrator"), a wholly-owned subsidiary of Brookfield Asset Management Inc. ("Brookfield"), is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as Administrator to the Fund. In 2019, Brookfield acquired a majority interest in the Adviser.

The investment objective of the Fund is to seek long-term capital growth. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be provided with at least 60 days' prior written notice of any change in the Fund's investment objective.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services-Investment Companies.

Valuation of Investments: The Trust's Board of Trustees (the "Board") has adopted procedures for the valuation of the Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior employees of the Adviser.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service

16

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2023

approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of assets or liabilities)

2023 Annual Report
17

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2023

The following table summarizes the Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2023:

	Level 1	Level 2	Level 3		Total
Common Stocks:
Brazil	$12,711,076	$10,537,516	$—		$23,248,592
China	6,826,786	82,548,362	—		89,375,148
Greece	—	5,299,133	—		5,299,133
India	9,848,547	9,227,117	—		19,075,664
Indonesia	7,535,401	8,375,014	—		15,910,415
Mexico	7,777,005	2,116,030	—		9,893,035
Russia	—	—	—	(1)	—
Saudi Arabia	—	9,288,055	—		9,288,055
South Africa	7,710,940	—	—		7,710,940
South Korea	—	23,197,392	—		23,197,392
Taiwan	—	21,452,778	—		21,452,778
Thailand	—	3,633,484	—		3,633,484
Total Common Stocks	52,409,755	175,674,881	—		228,084,636
Preferred Stocks:
Brazil	9,929,482	2,051,504	—		11,980,986
Total Preferred Stocks	9,929,482	2,051,504	—		11,980,986
Exchange Traded Funds:
India	2,339,854	—	—		2,339,854
Total Exchange Traded Funds	2,339,854	—	—		2,339,854
Rights:
Brazil	3,401	—	—		3,401
Total Rights	3,401	—	—		3,401
Total	$64,682,492	$177,726,385	$—		$242,408,877

(1) Investments categorized as Level 3 securities that are effectively valued at zero

As of December 31, 2023, there were investments related to three companies held within the Fund all of which were effectively valued at zero due to the inability of the Fund to transact in these investments, the lack of visibility on when the Fund may do so, and the lack of readily available market prices for such investments. All of these factors are related to the Russian invasion of Ukraine and responses to that event. The value of these securities compared to the Fund's net assets is not material and therefore, the reconciliation of Level 3 securities and related valuation techniques are not disclosed.

For further information regarding security characteristics, see the Schedule of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively, and might be adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

18

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2023

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser or its affiliates are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Fund is included within "Transfer agent fees" in the Statement of Operations.

Distributions to Shareholders: The Fund declares and pays dividends annually from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Fund's website at https://www.brookfieldoaktree.com/fund/oaktree-emerging-markets-equity-fund. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund's distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

New Accounting Pronouncements: In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Fund's financial statements.

2023 Annual Report
19

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2023

3.  Investment Advisory Agreement and Related Party Transactions

The Adviser currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") under which the Adviser is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

Pursuant to an operating expense limitation agreement (the "Expense Limitation Agreement"), the Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Fund's total annual operating expenses (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund's business) at no more than 1.35% for Class A shares, 2.10% for Class C shares, and 1.10% for Class I shares. The Expense Limitation Agreement will continue until at least April 30, 2025 and may not be terminated by the Fund or the Adviser before such time. Thereafter, the Expense Limitation Agreement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreement, any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to the Adviser and remain in compliance with the annual expense cap in effect at the time the waivers and/or reimbursements occurred.

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration is $856,997 of which $251,312, $395,849 and $209,836 will expire on December 31, 2024, December 31, 2025 and December 31, 2026, respectively. For the year ended December 31, 2023, the Adviser did not recoup any expenses.

The Fund has entered into an administration agreement ("Administration Agreement") with the Administrator and a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"). The Administrator and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Fund with administrative office facilities. The Adviser is responsible for any fees due to the Administrator and the Fund is responsible for any fees due to the Sub-Administrator.

Certain officers and/or trustees of the Fund are officers and/or employees of the Administrator.

4.  Purchases and Sales of Investments

For the year ended December 31, 2023 purchases and sales of investments, excluding short-term securities and U.S. Government securities, were $219,952,491 and $97,877,971, respectively. There were no transactions in U.S. Government securities.

5.  Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers two classes of shares of beneficial interest — "Class A" Shares and "Class I" Shares.

20

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2023

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.

	2023[1]		2022[2]
Class A	Shares	Amount	Shares	Amount
Subscriptions	50,792	$415,280	156,808	$1,151,000
Reinvestment of distributions	5,755	42,125	3,740	27,716
Redemptions	(1,178)	(9,199)	—	—
Net Increase	55,369	$448,206	160,548	$1,178,716
	2023[1]		2022[3]
Class I	Shares	Amount	Shares	Amount
Subscriptions	17,557,027	$137,033,882	14,966,955	$115,613,545
Reinvestment of distributions	930,517	6,783,471	408,200	3,014,316
Redemptions	(2,123,353)	(16,226,410)	(1,195,526)	(8,873,352)
Net Increase	16,364,191	$127,590,943	14,179,629	$109,754,509

1 For the Year Ended December 31, 2023.

2 For the period from May 16, 2022 (commencement of operations) through December 31, 2022.

3 For the Year Ended December 31, 2022.

6.  Credit Facility

U.S. Bank, N.A. (the "Bank") has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of December 31, 2023 for the Trust is $100,000,000. Advances under the credit facility are collateralized by a first-priority lien against the Fund's assets, will be made at the sole discretion of the Bank and would be for a maximum of forty-five days.

During the year ended December 31, 2023, the Fund utilized the credit facility for 8 days and had an outstanding average daily loan balance of $117,750. The maximum amount outstanding during the year was $289,000 and the interest expense amounted to $207. For the year ended December 31, 2023, the average interest rate on the outstanding principal amount for the Fund was 7.91%. At December 31, 2023, the Fund did not have an amount outstanding on the credit facility.

7.  Federal Income Tax Information

The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2023, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

2023 Annual Report
21

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2023

The Fund has reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2023, open taxable periods consisted of the taxable period ended December 31, 2021 and taxable years ended December 31, 2022 and December 31, 2023. No examination of the Fund's tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The federal income tax information referenced below is as of the Fund's most recently completed tax year-end of December 31, 2023.

The tax character of distributions paid for the year ended December 31, 2023 were as follows:

Ordinary income	$7,099,628
Return of capital	—
Total	$7,099,628

The tax character of distributions paid for the year ended December 31, 2022 were as follows:

Ordinary income	$3,190,455
Return of capital	—
Total	$3,190,455

At December 31, 2023, the Fund's most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Capital loss carryforwards	$(11,649,793)
Distributable earnings	153,040
Other accumulated gains	2,154
Tax basis unrealized appreciation on investments and foreign currency	1,751,485
Total tax basis net accumulated losses	$(9,743,114)

As of December 31, 2023, the Fund's capital loss carryforwards were $7,027,784 and $4,622,009 from short-term and long-term capital gains, respectively, which can be used to offset future realized short-term and future realized long-term capital gains, respectively. The capital loss carryforwards will not expire.

Federal Income Tax Basis: The federal income tax basis of the Fund's investments, not including foreign currency translations, at December 31, 2023 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$240,657,392	$25,697,029	$(23,945,544)	$1,751,485

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency. Permanent book and tax differences, if any, will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

22

OAKTREE EMERGING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

December 31, 2023

At December 31, 2023, the Fund's most recently completed tax year-end, there were no reclasses to the Fund's components of net assets.

8.  Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund's maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

9.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Effective January 24, 2024, the Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund's business) at no more than 1.20% for Class A Shares, 1.95% for Class C Shares, and 0.95% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least April 30, 2025, and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of April 30 of each calendar year (April 29th in a leap year), provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund's expense ratio (after the repayment is taken into account) to exceed both (1) the expense cap in place at the time such amounts were waived, and (2) the Fund's current expense cap.

Management has evaluated subsequent events in the preparation of the Fund's financial statements and has determined that there are no additional events that require recognition or disclosure in the financial statements.

2023 Annual Report
23

OAKTREE EMERGING MARKETS EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Brookfield Investment Funds:

Oaktree Emerging Markets Equity Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Oaktree Emerging Markets Equity Fund, (the "Fund") one of the funds constituting the Brookfield Investment Funds, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended December 31, 2023, 2022 and for the period from June 3, 2021 (commencement of operations) through December 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2023, 2022 and for the period from June 3, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Chicago, Illinois
February 27, 2024

We have served as the auditor of one or more Brookfield Public Securities Group LLC's investment companies since 2011.

24

OAKTREE EMERGING MARKETS EQUITY FUND

Tax Information (Unaudited)

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the year ended December 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 82.20%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2023 was 1.53%.

For the year ended December 31, 2023, the Fund earned foreign source income of $10,864,647 and paid foreign taxes of $1,081,757, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

2023 Annual Report
25

OAKTREE EMERGING MARKETS EQUITY FUND

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written Liquidity Risk Management Program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Fund's Line of Credit (discussed in Note 6—Credit Facility). The Board approved the appointment of the Adviser's Trade Management Oversight Working Group as the LRMP administrator (the "Program Administrator").

The Program Administrator is responsible for the general oversight of the LRMP, including, but not limited to, the following: (i) assessing, managing and periodically reviewing (but no less frequently than annually) the Fund's liquidity risk; (ii) overseeing the classification of the liquidity of the Fund's portfolio investments; (iii) reporting to the Board with respect to any highly liquid investment minimum shortfall; (iv) reporting to the Board with respect to illiquid investments in excess of the 15% limitation; and (v) providing an annual report to the Board on the adequacy of the LRMP and the effectiveness of its implementation, including the operation of the highly liquid investment minimum ("HLIM") for the Fund (if applicable), and any material changes to the LRMP.

To comply with Rule 22e-4 and its related liquidity data reporting requirements, the Adviser and the Fund have contracted with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"), to obtain, on a daily basis, access to underlying liquidity data for the Fund in an effort to oversee the daily liquidity and liquidity risk of the Fund, and facilitate Fund reporting on Forms N-PORT, N-CEN and N-LIQUID, as appropriate. The liquidity data received and used by the Program Administrator is produced by a third party vendor which is a leading provider of liquidity and pricing data and related services to the fund industry, including other clients for which the Sub-Administrator provides administrative services. Since the establishment of the LRMP, the Fund has consistently maintained a percentage of highly liquid assets that were significantly above 50%, based on the liquidity classification testing results obtained by the Program Administrator via the third party vendor. Therefore, the Fund is currently exempt from the HLIM requirement and considered to be a "primarily highly liquid fund," as defined in Rule 22e-4. An assessment will be conducted by the Adviser at each regular and off cycle review of liquidity classifications pursuant to the LRMP to determine the Fund's qualification for exemption from establishing an HLIM.

On August 22, 2023, as required by the LRMP and Rule 22e-4, the Program Administrator provided the Board with an annual written report (the "Report") addressing the operation of the LRMP and assessing the adequacy and effectiveness of its implementation during the period from July 1, 2022 through June 30, 2023 (the "Reporting Period"). During the Reporting Period, the Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, the Fund is not required to adopt, and has not adopted, an HLIM as defined in Rule 22e-4. The Fund did not experience any issues meeting shareholder redemptions at any time during the Reporting Period. In the LRMP, the Program Administrator stated that the LRMP operated adequately and effectively to manage the Fund's liquidity risk during the Reporting Period.

26

OAKTREE EMERGING MARKETS EQUITY FUND

Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the trustees and officers of the Fund.

Trustees of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex[1] Overseen by Trustee
Independent Trustees
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Trustee and Independent Chair of the Board, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2011	Retired. Director/Trustee of several investment companies advised by PSG (2011-Present).	9
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Managing Partner of Federal City Capital Advisors (1997-2021). Director/Trustee of several investment companies advised by PSG (2006-Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2002-June 2023); Lead Independent Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-2021); Director of Steward Partners (2017-2021).	9
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Trustee, Member of the Audit Committee, Chair of the Nominating and Compensation Committee Served Since 2013	CFO of My Flex, Inc., an EQBR company (2022-2023). Director/Trustee of several investment companies advised by PSG (2013-Present); Board Director of Gesher USA (2015-Present); Member of the Honorary Board of University Settlement House (2014-Present).	9
William H. Wright II c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1960	Trustee, Chair of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2020	Retired. Director/Trustee of several investment companies advised by PSG (2020-Present); Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duff & Phelps Select Energy MLP Fund (2013-2019); Director of the Carlyle Group, TCG BDC I, Inc., TCG BDC II, Inc. and Carlyle Secured Lending III (2021-Present).	9

2023 Annual Report
27

OAKTREE EMERGING MARKETS EQUITY FUND

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex[1] Overseen by Trustee
Independent Trustees
Betty Whelchel c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1956	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Since January 1, 2024	US Head of Public Policy: Regulatory Affairs of BNP Paribas (2016-2019). Director/Trustee of several investment companies advised by the Adviser (2024-Present); Trustee of Curtis Institute (2005-2023).	9
Interested Trustee
David W. Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Trustee Served Since 2017	Chief Executive Officer of PSG (2019-Present); Head of Brookfield Oaktree Wealth Solutions (2021-Present); President of the PSG (2016-2019); Managing Partner of Brookfield (2015-Present). Director/Trustee of several investment companies advised by PSG (2017-Present).	9

28

OAKTREE EMERGING MARKETS EQUITY FUND

Information Concerning Trustees and Officers (Unaudited) (continued)

Officers of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2014

President of several investment companies advised by the Adviser (2014-Present); General Counsel of the Adviser (2017-Present); Managing Director (2014-Present) of the Adviser; Managing Partner of Brookfield (2016-Present); Director of Brookfield Soundvest Capital Management (2015-2018).

Casey P. Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Treasurer	Served since 2021

Treasurer of several investment companies advised by the Adviser (2021-Present); Assistant Treasurer of several investment companies advised by the Adviser (2016-2021); Vice President of the Adviser (2014-2021); Director of the Adviser (2021-Present).

Craig A. Ruckman* c/o Brookfield Place 250 Vesey Street, New York, New York 10281-1023 Born: 1977	Secretary	Served since 2022**

Secretary of several investment companies advised by the Adviser (November 2022-Present); Managing Director of the Adviser (October 2022-Present); Director of Allianz Global Investors U.S. Holdings LLC (2016-2022); Assistant Secretary of 63 funds in the Allianz Global Investors Fund Complex (2017-2020); and Chief Legal Officer of Allianz Global Investors Distributors LLC (2019-2022).

Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer ("CCO")	Served since 2017	CCO of several investment companies advised by the Adviser (2017-Present); Director of the Adviser (2017-Present); CCO of Brookfield Investment Management (Canada) Inc. (2017-Present).
Mohamed S. Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2019-Present); Assistant Vice President of the Adviser (2014-2019).

* Interested person as defined by the 1940 Act because of affiliations with Brookfield Public Securities Group LLC, Adviser of the Fund.

** Craig A. Ruckman was appointed by the Board as the Secretary of the Fund on November 17, 2022.

1 The Fund Complex is comprised of Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Brookfield Infrastructure Income Fund Inc. and Oaktree Diversified Income Fund Inc.

The Fund's Statement of Additional Information includes additional information about the trustees, and is available, without charge, upon request by calling 1-855-777-8001.

2023 Annual Report
29

OAKTREE EMERGING MARKETS EQUITY FUND

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

30

CORPORATE INFORMATION

Investment Adviser

Oaktree Fund Advisors, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, California 90071

www.oaktreefunds.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund's transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-244-4859

Fund Accounting Agent & Sub-Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Trustees of the Fund

Edward A. Kuczmarski	Chair of Board of Trustees
William H. Wright II	Chair of Audit Committee
Heather S. Goldman	Chair of Nominating and Compensation Committee
Stuart A. McFarland	Trustee
Betty Whelchel	Trustee
David W. Levi	Trustee (Interested)

Officers of the Fund

Brian F. Hurley	President
Casey P. Tushaus	Treasurer
Craig A. Ruckman	Secretary
Adam R. Sachs	Chief Compliance Officer
Mohamed S. Rasul	Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Administrator

Brookfield Public Securities Group LLC
Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

Adviser

Oaktree Fund Advisors, LLC
333 South Grand Avenue, 28th Floor
Los Angeles, California 90071
1-213-830-6300
www.oaktreecapital.com

2023

ANNUAL REPORT

DECEMBER 31, 2023

Brookfield Global Listed Infrastructure Fund

Brookfield Global Listed Real Estate Fund

Brookfield Real Assets Securities Fund

Brookfield Global Renewables & Sustainable Infrastructure Fund

* Please see inside front cover of the report for important information regarding delivery of shareholder reports.

IN PROFILE

Brookfield Public Securities Group LLC (the "Firm") is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With $22 billion of assets under management as of December 31, 2023, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC with $900 billion of assets under management as of December 31, 2023, an unlimited liability company formed under the laws of British Columbia, Canada ("BAM ULC"). Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd., a publicly traded company (NYSE: BAM; TSX: BAMA) ("Brookfield Asset Management"), holds a 25% interest in BAM ULC. For more information, go to https://publicsecurities.brookfield.com/en.

Brookfield Investment Funds (the "Trust") is managed by Brookfield Public Securities Group LLC. The Trust uses its website as a channel of distribution of material company information. Financial and other material information regarding the Trust is routinely posted on and accessible at https://publicsecurities.brookfield.com/en.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-244-4859 or by sending an e-mail request to a Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you may call 1-855-244-4859 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
About Your Funds' Expenses	3
Brookfield Global Listed Infrastructure Fund
Management Discussion of Fund Performance	5
Portfolio Characteristics	9
Schedule of Investments	10
Brookfield Global Listed Real Estate Fund
Management Discussion of Fund Performance	13
Portfolio Characteristics	17
Schedule of Investments	18
Brookfield Real Assets Securities Fund
Management Discussion of Fund Performance	21
Portfolio Characteristics	29
Schedule of Investments	31
Brookfield Global Renewables & Sustainable Infrastructure Fund
Management Discussion of Fund Performance	46
Portfolio Characteristics	50
Schedule of Investments	51
Statements of Assets and Liabilities	53
Statements of Operations	54
Statements of Changes in Net Assets	55
Financial Highlights
Brookfield Global Listed Infrastructure Fund	57
Brookfield Global Listed Real Estate Fund	58
Brookfield Real Assets Securities Fund	59
Brookfield Global Renewables & Sustainable Infrastructure Fund	60
Notes to Financial Statements	61
Report of Independent Registered Public Accounting Firm	75
Tax Information	76
Liquidity Risk Management Program	77
Information Concerning Trustees and Officers	78
Joint Notice of Privacy Policy	81

This report is for shareholder information. This is not a Prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Annual Report for Brookfield Global Listed Infrastructure Fund (the "Infrastructure Fund"), Brookfield Global Listed Real Estate Fund (the "Global Real Estate Fund"), Brookfield Real Assets Securities Fund (the "Real Assets Securities Fund") and Brookfield Global Renewables & Sustainable Infrastructure Fund (the "Renewables Fund") (each, a "Fund," and collectively, the "Funds") for the year ended December 31, 2023.

Global equities and bonds rallied in 2023, after both posted double digit losses the prior year. The MSCI World Index rose 24.42% and the Barclays Global Aggregate Index returned 5.72% in 2023. In the U.S., large cap stocks, as measured by the S&P 500 Index, gained 26.29%. The 10-year U.S. Treasury yield hit an intra-year closing high of 4.98% in October, but quickly reversed course the remainder of the year amid expectations quantitative tightening measures were close to ending. At December 31, 2023, 10-year U.S. Treasury yield closed at 3.88%, essentially unchanged from the start of the year. Within commodities, the Bloomberg Commodity Index lost 7.91%, driven largely by oil weakness.

Real asset equities faced headwinds for much of 2023. Tighter monetary policy hampered sentiment for many real estate and infrastructure sectors with longer-duration cash flows. Additionally, elevated input costs and supply chain constraints continued to take a toll on sectors tied to the energy transition. Sentiment shifted quickly in the fourth quarter on optimism that input costs began to roll over and interest rates had peaked. Infrastructure and real estate indexes rallied during the quarter, to post positive returns for the year. Some of the more economically sensitive sectors within infrastructure (energy and airports, for example), posted the strongest returns in 2023. And within real estate, both data centers and hotels each returned more than 25% during the period.

In debt markets, real asset investment-grade securities performed roughly in-line with broad-market counterparts, while real asset high yield underperformed its broad-market counterparts modestly. CCC-rated bonds outperformed higher rated segments, while longer duration bonds rebounded during the fourth quarter.

Despite the fourth-quarter rally, we maintain our belief that real asset securities remain well-positioned to generate positive returns. Recent data suggest that inflation is beginning to moderate, which should translate into interest rates returning to a normalized, long-term range. We think this bodes well for real assets securities, which historically tend to perform quite strongly relative to global equities following rate peaks.

At Brookfield, we highlight that the assets in which we invest live at the epicenter of several decades-long megatrends, namely: Decarbonization, Deglobalization and Digitization. Trillions of dollars will be deployed as these trends play out; and across our funds we seek to uncover the highest quality listed equity and debt investment opportunities that stand to benefit from these secular shifts.

Our investment teams see a great amount of opportunity today as we settle into a more normalized macro backdrop. By that, we mean an investment environment driven more by fundamentals, rather than multiple expansion and contraction in response to the direction of monetary policy.

Of course, interest rates are the foundation of how our assets are financed; and the anchor by which we begin to discount future cash flows. However, we think secular demand trends, earnings growth and valuations have returned to center stage. We think our assets are well positioned from this standpoint and we are focused on constructing the highest quality portfolios to generate returns and preserve investor capital.

In addition to performance information and additional discussion of factors impacting the Funds, this report provides the Funds' audited financial statements and schedules of investments as of December 31, 2023.

2023 Annual Report

LETTER TO SHAREHOLDERS (continued)

We welcome your questions and comments and encourage you to contact our Investor Relations team at 1-855-777-8001 or visit us at https://publicsecurities.brookfield.com/en for more information.

Thank you for your support.

Sincerely,

Brian F. Hurley	David W. Levi, CFA
President	Chief Executive Officer
Brookfield Investment Funds	Brookfield Public Securities Group LLC

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2023, and subject to change based on subsequent developments.

Must be preceded or accompanied by a Prospectus.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. Natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics.

Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.

Brookfield Public Securities Group LLC

ABOUT YOUR FUNDS' EXPENSES (Unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund Return

The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders' reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.

	Annualized Expense Ratio(1)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (07/01/23– 12/31/23)(1)
INFRASTRUCTURE FUND
Actual
Class A Shares	1.25%	$1,000.00	$1,011.90	$6.34
Class C Shares	2.00%	1,000.00	1,008.60	10.13
Class I Shares	1.00%	1,000.00	1,014.20	5.08
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.25%	1,000.00	1,018.90	6.36
Class C Shares	2.00%	1,000.00	1,015.12	10.16
Class I Shares	1.00%	1,000.00	1,020.16	5.09
GLOBAL REAL ESTATE FUND
Actual
Class A Shares	1.20%	$1,000.00	$1,056.10	$6.22
Class C Shares	1.95%	1,000.00	1,052.20	10.09
Class I Shares	0.95%	1,000.00	1,056.70	4.92
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.20%	1,000.00	1,019.16	6.11
Class C Shares	1.95%	1,000.00	1,015.38	9.91
Class I Shares	0.95%	1,000.00	1,020.42	4.84

Past performance is no guarantee of future results.

2023 Annual Report

ABOUT YOUR FUNDS' EXPENSES (Unaudited) (continued)

	Annualized Expense Ratio(1)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (07/01/23– 12/31/23)(1)
REAL ASSETS SECURITIES FUND
Actual
Class A Shares	1.15%	$1,000.00	$1,032.40	$5.89
Class C Shares	1.90%	1,000.00	1,027.10	9.71
Class I Shares	0.90%	1,000.00	1,033.50	4.61
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.15%	1,000.00	1,019.41	5.85
Class C Shares	1.90%	1,000.00	1,015.63	9.65
Class I Shares	0.90%	1,000.00	1,020.67	4.58
RENEWABLES FUND
Actual
Class I Shares	1.00%	$1,000.00	$973.80	$4.98
Hypothetical (assuming a 5% return before expenses)
Class I Shares	1.00%	1,000.00	1,020.16	5.09

(1)  Expenses are equal to each Fund's annualized expense ratio by class multiplied by the average account value over the period, multiplied by 184/365 (to reflect a six-month period).

Past performance is no guarantee of future results.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2023, the Infrastructure Fund's Class I Shares had a total return of 3.33%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions, outperforming the FTSE Global Core Infrastructure 50/50 Index and underperforming the Dow Jones Brookfield Global Infrastructure Composite Index, which returned 3.10% and 6.23%, respectively.

During the period, airports were the leading contributor to relative returns. Positive security selection was primarily driven by overweight exposure to a Mexican airport operator focused on the country's western markets, which outperformed during the period. Positive selection among Asian and European airports contributed as well. Midstream energy also contributed positively, where stock selection was primarily driven by non-index allocations to natural gas energy infrastructure companies. Lastly, non-index and overweight exposure to outperforming European and Australian companies in the toll roads sector contributed as well.

Conversely, the renewables/electric generation sector was the leading detractor from returns. Overweight exposure to select U.K. and U.S. companies underperformed, driven by adverse regulatory outcomes. Overweight exposure to select gas utilities in the Asia Pacific region detracted as well. The stocks underperformed, as volume growth has not recovered as expected. Zero exposure to the ports sector detracted from relative returns, given the sector's outperformance during the period.

INFRASTRUCTURE MARKET OVERVIEW

Listed infrastructure equities underperformed for much of 2023, before staging a significant rally in the fourth quarter. The FTSE Global Core Infrastructure 50/50 Index gained 3.10% for the full year, driven by an 11.11% return in the fourth quarter.

Weakness for much of the year can largely be attributed to sectors that are more interest rate sensitive, notably communications, utilities and renewables/electric generation companies. Persistently elevated rates, higher costs of capital and supply chain issues hindered sentiment among these stocks for much of 2023. However, these sectors staged a meaningful recovery in the fourth quarter on optimism the interest rate environment peaked, and input costs began to roll over. Some of the more economically sensitive sectors within infrastructure posted the strongest gains in 2023. U.S. midstream energy (as measured by the Alerian Midstream Energy Index) and global airport stocks posted double digit gains for the year.

OUTLOOK

Recent data suggest that inflation is beginning to moderate, which should translate to interest rates returning to a normalized, long-term range. We think this bodes well for infrastructure stocks, which historically tend to perform quite strongly relative to global equities following rate peaks. Below are our sector-specific outlooks across our investment universe.

Utilities

While rates seem a negative catalyst that drove underperformance in 2023, there are additional factors to consider. We are focused on the best security-specific opportunities, with a focus on dynamics around customer bill affordability, cadence of spending on decarbonization initiatives, and companies' balance sheet management. Within the renewables sector, we think positive sentiment is beginning to permeate back into stock prices amidst an improving fundamental backdrop. Economics for new projects have improved as input costs have come down and supply chain headwinds are starting to subside.

Past performance is no guarantee of future results.

2023 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Transports

Passenger traffic continues to rebound; some of the world's largest airports continue to increase forecasts as travel demand remains strong. Key toll road traffic shows strong recovery as well. Rail volumes remain somewhat flat; and margins have eroded due to rising costs, so we remain somewhat cautious given the economic backdrop.

Communications

We believe asset values should benefit from a moderate interest rate environment. While capital spending among carriers has slowed, U.S. mobile data demand remains quite strong. Coupled with limited new supply of towers, net operating income growth should remain steady in 2024. The valuation reset in tower stocks in 2023 created what we believe are compelling entry points for select companies.

Energy Infrastructure

We remain focused on natural gas, given the structural need for North American supply to counteract lack of supply from Russia to key developed markets. We think this presents a compelling opportunity, particularly with the European dual mandate of security of supply and decarbonization.

AVERAGE ANNUAL TOTAL RETURNS*

As of December 31, 2023	1 Year	5 Years	10 Years
Class A (Excluding Sales Charge)	2.99%	6.36%	2.99%
Class A (Including Sales Charge)	(1.86)%	5.33%	2.50%
Class C (Excluding Sales Charge)	2.25%	5.56%	2.22%
Class C (Including Sales Charge)	1.25%	5.56%	2.22%
Class I Shares	3.33%	6.63%	3.26%
FTSE Global Core Infrastructure 50/50 Index	3.10%	6.87%	N/A**
Dow Jones Brookfield Global Infrastructure Composite Index	6.23%	6.82%	4.70%

*  All returns shown in USD.

**  Data for the FTSE Global Core Infrastructure 50/50 Index is unavailable prior to its inception date of March 2, 2015.

The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the "Conversion") into the Fund's Class Y Shares (the "Legacy Class Y Shares"). Following the Conversion, the Fund's Legacy Class Y Shares were renamed "Class I Shares" (the "Class I Shares"). As a result of the Conversion, the Fund's new Class I Shares adopted the Legacy Class Y Shares' performance and accounting history.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

The Adviser has contractually agreed to reimburse the Fund's expenses through April 30, 2025. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

The graphs below illustrate a hypothetical investment of $10,000 in the Infrastructure Fund—Class I Shares for the ten years ended December 31, 2023 compared to the Dow Jones Brookfield Global Infrastructure Composite Index.

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, it may be forced to sell at a loss. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Using derivatives exposes the Fund to additional risks, may increase the

2023 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

volatility of the Fund's net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Infrastructure industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors—50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.

The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets, including MLPs. Brookfield has no direct role in the day-to-day management of any Brookfield cobranded indexes. The index does not reflect any fees, expenses or sales charges.

Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2023 and subject to change based on subsequent developments.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Portfolio Characteristics (Unaudited)

December 31, 2023

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	53.8%
Canada	6.4%
United Kingdom	6.1%
Australia	5.8%
Spain	4.4%
Brazil	3.9%
Mexico	3.1%
Japan	2.9%
China	2.7%
Germany	2.6%
New Zealand	2.6%
Netherlands	2.4%
Hong Kong	2.3%
Italy	1.0%
Total	100.0%
ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Renewables/Electric Generation	31.7%
Electricity Transmission & Distribution	14.2%
Communications	9.4%
Rail	9.3%
Midstream	9.0%
Toll Roads	8.2%
Airports	7.6%
Gas Utilities	5.4%
Water	2.7%
Pipelines	2.5%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
Transurban Group	5.8%
NextEra Energy, Inc.	5.3%
Sempra	4.1%
Crown Castle, Inc.	3.7%
Public Service Enterprise Group, Inc.	3.3%
Grupo Aeroportuario del Pacifico SAB de CV	3.1%
CMS Energy Corp.	3.0%
PPL Corp.	2.9%
WEC Energy Group, Inc.	2.9%
PG&E Corp.	2.8%

2023 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS – 97.9%
AUSTRALIA – 5.7%
Toll Roads – 5.7%
Transurban Group	1,522,629	$14,228,019
Total AUSTRALIA		14,228,019
BRAZIL – 3.9%
Electricity Transmission & Distribution – 1.9%
Equatorial Energia SA	642,210	4,724,305
Rail – 2.0%
Rumo SA	1,052,820	4,977,022
Total BRAZIL		9,701,327
CANADA – 6.2%
Midstream – 1.8%
AltaGas Ltd.	214,047	4,494,010
Pipelines – 2.5%
Enbridge, Inc.	113,284	4,078,070
TC Energy Corp.	56,370	2,201,963
Total Pipelines		6,280,033
Rail – 1.9%
Canadian Pacific Kansas City Ltd.	61,050	4,830,370
Total CANADA		15,604,413
CHINA – 2.6%
Gas Utilities – 2.6%
China Resources Gas Group Ltd.	1,235,050	4,053,583
ENN Energy Holdings Ltd.	337,577	2,492,820
Total Gas Utilities		6,546,403
Total CHINA		6,546,403
GERMANY – 2.5%
Renewables/Electric Generation – 2.5%
RWE AG	139,600	6,353,588
Total GERMANY		6,353,588
HONG KONG – 2.3%
Renewables/Electric Generation – 2.3%
CLP Holdings Ltd.	695,119	5,743,155
Total HONG KONG		5,743,155
ITALY – 1.0%
Renewables/Electric Generation – 1.0%
Enel SpA	337,860	2,513,610
Total ITALY		2,513,610
JAPAN – 2.9%
Rail – 2.9%
East Japan Railway Co.	91,380	5,260,084
West Japan Railway Co.	46,543	1,939,372
Total Rail		7,199,456
Total JAPAN		7,199,456

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Schedule of Investments (continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
MEXICO – 3.0%
Airports – 3.0%
Grupo Aeroportuario del Pacifico SAB de CV – Class B	433,996	$7,612,373
Total MEXICO		7,612,373
NETHERLANDS – 2.3%
Toll Roads – 2.3%
Ferrovial SE	159,960	5,838,668
Total NETHERLANDS		5,838,668
NEW ZEALAND – 2.5%
Airports – 2.5%
Auckland International Airport Ltd.	1,127,200	6,270,535
Total NEW ZEALAND		6,270,535
SPAIN – 4.3%
Airports – 1.9%
Aena SME SA (a)	26,110	4,739,247
Communications – 2.4%
Cellnex Telecom SA (a)	151,500	5,964,997
Total SPAIN		10,704,244
UNITED KINGDOM – 6.0%
Electricity Transmission & Distribution – 2.6%
National Grid PLC	471,408	6,350,483
Renewables/Electric Generation – 0.8%
Drax Group PLC	321,595	2,007,381
Water – 2.6%
Pennon Group PLC	270,726	2,596,159
Severn Trent PLC	121,600	3,998,753
Total Water		6,594,912
Total UNITED KINGDOM		14,952,776
UNITED STATES – 52.7%
Communications – 6.8%
American Tower Corp.	6,280	1,355,726
Crown Castle, Inc.	79,320	9,136,871
SBA Communications Corp.	25,741	6,530,234
Total Communications		17,022,831
Electricity Transmission & Distribution – 9.5%
CenterPoint Energy, Inc.	238,420	6,811,659
PG&E Corp.	387,924	6,994,270
Sempra	134,330	10,038,481
Total Electricity Transmission & Distribution		23,844,410
Gas Utilities – 2.6%
NiSource, Inc.	248,830	6,606,437

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Schedule of Investments (continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Midstream – 7.0%
Cheniere Energy, Inc.	39,653	$6,769,164
ONEOK, Inc.	53,800	3,777,836
Targa Resources Corp.	55,458	4,817,636
The Williams Companies, Inc.	66,350	2,310,971
Total Midstream		17,675,607
Rail – 2.4%
CSX Corp.	171,380	5,941,745
Renewables/Electric Generation – 24.4%
Ameren Corp.	78,210	5,657,711
CMS Energy Corp.	127,210	7,387,085
DTE Energy Co.	55,976	6,171,914
Entergy Corp.	66,930	6,772,647
NextEra Energy, Inc.	213,686	12,979,288
PPL Corp.	262,360	7,109,956
Public Service Enterprise Group, Inc.	131,570	8,045,505
WEC Energy Group, Inc.	83,480	7,026,511
Total Renewables/Electric Generation		61,150,617
Total UNITED STATES		132,241,647
Total COMMON STOCKS (Cost $223,783,159)		245,510,214
Total Investments – 97.9% (Cost $223,783,159)		245,510,214
Other Assets in Excess of Liabilities – 2.1%		5,234,439
TOTAL NET ASSETS – 100.0%		$250,744,653

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of December 31, 2023, the total value of all such securities was $10,704,244 or 4.3% of net assets.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2023, the Global Real Estate Fund's Class I Shares had a total return of 7.15%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions, underperforming the FTSE EPRA NAREIT Developed Index1, which returned 9.68%.

During the period, Continental Europe was the leading contributor to relative performance. Outperformance was primarily driven by an outperforming, non-index communications infrastructure company based in Spain. Overweight exposure to select German residential, as well as French office and hotel companies contributed positively as well. Canada was also a regional contributor, where positive security selection was driven by overweight exposure to select outperforming multifamily landlords. Overall, the U.S. was a regional detractor. However, sector contributors within the U.S. included net lease and office landlords, where underweight exposure to underperforming stocks added to relative returns. Non-index exposure to communication infrastructure and towers and data management companies also contributed.

Conversely, U.S. sector detractors included: retail, due to negative selection; as well as residential, where overweight exposure to underperforming single family rental, coastal multifamily and manufactured homes detracted from relative returns. Hong Kong was another regional detractor, due to overweight exposure to select retail landlords and developers. Stocks in the region came under pressure following softer economic data.

GLOBAL REAL ESTATE MARKET OVERVIEW

Global real estate securities, as measured by the FTSE EPRA Nareit Developed Index, returned 9.68% in 2023. Gains for the year came during the fourth quarter, when the index gained more than 15% on the heels of central bank messaging that monetary policy tightening may have peaked. Among U.S. property types, data centers gained more than 30%, benefitting from positive sentiment related to artificial intelligence demand. Hotels were also a standout performer, gaining more than 25% for the year after a strong fourth quarter rally. Conversely, office stocks and diversified landlords with office assets continued to struggle with deteriorating fundamentals and higher costs of capital.2

1 The FTSE EPRA Nareit Developed Index is a free-float adjusted, liquidity, size and revenue screened index designed to track the performance of listed real estate companies and REITs worldwide.

2 Sector returns represented by the FTSE Nareit US Real Estate Index Series

Indices are not managed and an investor cannot invest directly in an index.

OUTLOOK

Recent data suggests that inflation is beginning to moderate, which should translate to interest rates returning to a normalized, long-term range. We think real estate is well positioned in a moderating or falling-rate environment. However, as monetary policy normalizes, we believe fundamentals—namely earnings growth and valuations—will return to center stage as market drivers.

Despite the recent rally, we think global real estate remains well positioned to produce strong returns. Fundamentals across most property types remain strong. But given the slower macro growth outlook, we prefer a focus on needs based real estate over sectors that could be impacted more by a slowing economy. If transaction activity picks up in 2024, REITs could be in a good position to take advantage of price dislocations. REIT balance sheets have low levels of leverage; and many locked in long-dated debt at low interest rates. As motivated sellers of high-quality assets emerge, well capitalized REITs can take advantage of capital markets.

Past performance is no guarantee of future results.

2023 Annual Report

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

In the U.S., we currently favor industrial and net lease landlords. Within retail, we maintain a preference for shopping centers, which we believe could be more defensive and are expected to provide better growth. We have an improving view of the self storage sector, as we believe sentiment could be too negative relative to the fundamental outlook. We also maintain a level of caution within office broadly. If price discovery unfolds, we think lower quality valuations could fall further, but high-quality assets in attractive markets can present opportunity.

We maintain a level of caution in Asia Pacific, largely driven by China's slowing economy and related challenges in its property sector. In Hong Kong, we have repositioned holdings for what we believe to be an improved beta-adjusted, risk/return profile. We are starting to see more opportunities across Europe broadly, particularly among residential, retail and industrial landlords, as well as select non-index exposure to communications infrastructure companies.

AVERAGE ANNUAL TOTAL RETURNS*

As of December 31, 2023	1 Year	5 Years	10 Years
Class A (Excluding Sales Charge)	6.97%	1.97%	3.30%
Class A (Including Sales Charge)	1.84%	0.98%	2.80%
Class C (Excluding Sales Charge)	6.11%	1.21%	2.52%
Class C (Including Sales Charge)	5.11%	1.21%	2.52%
Class I	7.15%	2.23%	3.55%
FTSE EPRA Nareit Developed Index Net	9.68%	2.81%	3.57%

* All returns shown in USD.

The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the "Conversion") into the Fund's Class Y Shares (the "Legacy Class Y Shares"). Following the Conversion, the Fund's Legacy Class Y Shares were renamed "Class I Shares" (the "Class I Shares"). As a result of the Conversion, the Fund's new Class I Shares adopted the Legacy Class Y Shares' performance and accounting history.

The Adviser has contractually agreed to reimburse the Fund's expenses through April 30, 2025. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

The graphs below illustrate a hypothetical investment of $10,000 in the Global Real Estate Fund—Class I Shares for the ten years ended December 31, 2023 compared to the FTSE EPRA Nareit Developed Index.

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Investors should be aware of the risks involved with investing in a fund concentrating in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, the Fund may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Real Estate industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.

The FTSE EPRA Nareit Developed Index Net (USD) is a free float-adjusted market-capitalization weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets. Investors cannot invest directly in indices or averages, and their performance does

2023 Annual Report

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

not reflect fees and expenses or taxes except the reinvestment of dividends net of withholding taxes nor represents the performance of any fund. The Net benchmark presented is calculated on a total return basis net of foreign withholding taxes on dividends, and does not reflect fees, brokerage commissions, or other expenses. Net total return indexes reinvest dividends after the deduction of withholding taxes (for international indexes), using tax rates applicable to non-resident investors who do not benefit from double taxation treaties.

Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2023 and subject to change based on subsequent developments.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Portfolio Characteristics (Unaudited)

December 31, 2023

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	63.1%
Japan	8.0%
Australia	4.9%
United Kingdom	4.6%
Hong Kong	4.0%
Germany	3.8%
Canada	3.7%
France	2.5%
Spain	2.0%
Singapore	1.9%
Netherlands	1.0%
Finland	0.5%
Total	100.0%
ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Residential	22.4%
Industrial	16.0%
Net Lease	11.4%
Office	9.8%
Retail	8.4%
Diversified	8.0%
Healthcare	6.5%
Datacenters	6.2%
Self Storage	4.3%
Hotel	2.5%
Communications	2.0%
Specialty	1.5%
Telecommunication Services	1.0%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
Prologis, Inc.	9.1%
Equinix, Inc.	5.3%
Equity Residential	3.7%
Ventas, Inc.	3.7%
VICI Properties, Inc.	3.4%
Kite Realty Group Trust	3.1%
Vonovia SE	3.0%
Mitsui Fudosan Company Ltd.	3.0%
Essential Properties Realty Trust, Inc.	2.8%
American Homes 4 Rent	2.7%

2023 Annual Report

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS – 99.2%
AUSTRALIA – 4.9%
Diversified – 2.5%
Charter Hall Group	339,000	$2,777,464
Mirvac Group	4,361,209	6,204,370
Total Diversified		8,981,834
Industrial – 2.4%
Goodman Group	498,050	8,574,852
Total AUSTRALIA		17,556,686
CANADA – 3.7%
Residential – 3.7%
Boardwalk Real Estate Investment Trust	125,053	6,732,788
InterRent Real Estate Investment Trust	654,343	6,533,307
Total Residential		13,266,095
Total CANADA		13,266,095
FINLAND – 0.5%
Residential – 0.5%
Kojamo Oyj	137,800	1,808,902
Total FINLAND		1,808,902
FRANCE – 2.5%
Office – 1.5%
Gecina SA	44,867	5,462,059
Retail – 1.0%
Unibail-Rodamco-Westfield (a)	47,580	3,519,175
Total FRANCE		8,981,234
GERMANY – 3.7%
Residential – 3.7%
TAG Immobilien AG (a)	194,518	2,828,067
Vonovia SE	338,461	10,635,000
Total Residential		13,463,067
Total GERMANY		13,463,067
HONG KONG – 4.0%
Diversified – 2.6%
CK Asset Holdings Ltd.	483,100	2,424,725
Sun Hung Kai Properties Ltd.	632,700	6,846,681
Total Diversified		9,271,406
Retail – 1.4%
Wharf Real Estate Investment Company Ltd.	1,505,720	5,090,056
Total HONG KONG		14,361,462
JAPAN – 7.9%
Hotel – 0.8%
Invincible Investment Corp.	6,344	2,741,990
Industrial – 1.3%
GLP J-Reit	4,610	4,588,974

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Schedule of Investments (continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Office – 4.6%
Daiwa Office Investment Corp.	549	$2,587,358
Japan Real Estate Investment Corp.	870	3,599,154
Mitsui Fudosan Company Ltd.	434,103	10,613,689
Total Office		16,800,201
Residential – 1.2%
Comforia Residential REIT, Inc.	1,940	4,357,498
Total JAPAN		28,488,663
NETHERLANDS – 1.0%
Industrial – 1.0%
CTP NV (b)	215,738	3,644,688
Total NETHERLANDS		3,644,688
SINGAPORE – 1.8%
Diversified – 1.8%
Mapletree Pan Asia Commercial Trust	5,631,439	6,690,406
Total SINGAPORE		6,690,406
SPAIN – 2.0%
Diversified – 1.0%
Merlin Properties Socimi SA	330,775	3,672,614
Telecommunication Services – 1.0%
Cellnex Telecom SA (b)	91,800	3,614,434
Total SPAIN		7,287,048
UNITED KINGDOM – 4.6%
Office – 1.4%
Derwent London PLC	173,166	5,208,120
Residential – 2.3%
The UNITE Group PLC	614,419	8,161,623
Retail – 0.9%
Shaftesbury Capital PLC	1,763,451	3,103,933
Total UNITED KINGDOM		16,473,676
UNITED STATES – 62.6%
Communications – 2.0%
SBA Communications Corp.	28,700	7,280,903
Datacenters – 6.2%
Digital Realty Trust, Inc.	24,197	3,256,432
Equinix, Inc.	23,720	19,103,851
Total Datacenters		22,360,283
Healthcare – 6.4%
CareTrust REIT, Inc.	229,129	5,127,907
Ventas, Inc.	262,247	13,070,391
Welltower, Inc.	55,600	5,013,452
Total Healthcare		23,211,750
Hotel – 1.8%
DiamondRock Hospitality Co.	382,906	3,595,487
Pebblebrook Hotel Trust	172,350	2,754,153
Total Hotel		6,349,640

See Notes to Financial Statements.

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Schedule of Investments (continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Industrial – 11.2%
Americold Realty Trust, Inc.	152,800	$4,625,256
Prologis, Inc.	243,228	32,422,292
Rexford Industrial Realty, Inc.	57,979	3,252,622
Total Industrial		40,300,170
Net Lease – 11.3%
Agree Realty Corp.	97,222	6,120,125
Essential Properties Realty Trust, Inc.	385,919	9,864,090
NNN REIT, Inc.	148,140	6,384,834
Realty Income Corp.	109,610	6,293,806
VICI Properties, Inc.	384,749	12,265,798
Total Net Lease		40,928,653
Office – 2.1%
Boston Properties, Inc.	42,500	2,982,225
Cousins Properties, Inc.	184,084	4,482,445
Total Office		7,464,670
Residential – 10.8%
American Homes 4 Rent - Class A	272,420	9,796,223
Equity Residential	217,257	13,287,438
Sun Communities, Inc.	57,390	7,670,174
UDR, Inc.	214,215	8,202,292
Total Residential		38,956,127
Retail – 5.1%
Kite Realty Group Trust	482,763	11,035,962
Regency Centers Corp.	107,000	7,169,000
Total Retail		18,204,962
Self Storage – 4.2%
Extra Space Storage, Inc.	50,310	8,066,202
Public Storage	23,642	7,210,810
Total Self Storage		15,277,012
Specialty – 1.5%
Iron Mountain, Inc.	78,078	5,463,899
Total UNITED STATES		225,798,069
Total COMMON STOCKS (Cost $316,247,331)		357,819,996
Total Investments – 99.2% (Cost $316,247,331)		357,819,996
Other Assets in Excess of Liabilities – 0.8%		3,048,271
TOTAL NET ASSETS – 100.0%		$360,868,267

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)  —  Non-income producing security.

(b)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of December 31, 2023, the total value of all such securities was $7,259,122 or 2.0% of net assets.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2023, the Real Assets Securities Fund's Class I Shares had a total return of 5.84%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions, underperforming the MSCI World Index, the Real Assets Custom Blend Index Benchmark and S&P Real Assets Index, which returned 24.42%, 8.66% and 7.83%, respectively.

On an absolute basis, all equity and debt sleeves contributed to returns, with the exception of renewable equities and commodities, which detracted from returns in the 12 months period ended December 31, 2023. Relative to the benchmark, overall negative allocation effect and security selection detracted from relative performance.

Relative Detractors

•  Real estate equities due to negative security selection, as well as underweight allocation to the outperforming real estate sector.

•  Utilities equities due to an overweight allocation to the underperforming sector

•  REIT preferreds due to both negative security selection and underweight allocation to the outperforming sector.

•  Commodities due to an opportunistic allocation to the undperforming commodities sector during the fourth quarter.

•  Renewables equities due to an overweight allocation to the underperforming sector.

•  Real asset debt driven by negative security selection and an overweight allocation to underperforming fixed income.

Relative Contributors:

•  Infrastructure equities driven by an underweight allocation to the underperforming sector as well as positive security selection.

•  Energy midstream equities due to positive security selection and an overweight allocation to the outperforming sector.

In the next section, we provide further detail on the performance of each asset class, along with our outlook for investing in real asset-related securities.

INFRASTRUCTURE EQUITIES

Listed infrastructure equities underperformed for much of 2023, before staging a significant rally in the fourth quarter. The FTSE Global Core Infrastructure 50/50 Index gained 11.11% in the fourth quarter, bringing the year-to-date return to the index positive at 3.10%. Weakness for much of the year can largely be attributed to sectors that are more interest rate sensitive, notably communications, utilities and renewables/electric generation companies. Persistently elevated rates, higher costs of capital and supply chain issues hindered sentiment among these stocks for much of 2023. However, these sectors staged a meaningful recovery in the fourth quarter as the rate environment appeared to have peaked, and input costs began to roll over. Some of the more economically sensitive sectors within infrastructure posted the strongest gains in 2023. U.S. midstream energy (as measured by the Alerian Midstream Energy Index) and global airport stocks posted double digit gains for the year.

Past performance is no guarantee of future results.

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Recent data suggest that inflation is beginning to moderate, which should translate to interest rates returning to a normalized, long-term range. We think this bodes well for infrastructure stocks, which historically tend to perform quite strongly relative to global equities following rate peaks.

•  Utilities: While rates seem a negative catalyst that drove underperformance in 2023, there are additional factors to consider. We are focused on the best security-specific opportunities, with a focus on dynamics around customer bill affordability, cadence of spending on decarbonization initiatives, and companies' balance sheet management. Within the renewables sector, we think positive sentiment is beginning to permeate back into stock prices amidst an improving fundamental backdrop. Economics for new projects have improved as input costs have come down and supply chain headwinds are starting to subside.

•  Transports: Passenger traffic continues to rebound; some of the world's largest airports continue to increase forecasts as travel demand remains strong. Key toll road traffic shows strong recovery as well. Rail volumes remain somewhat flat; and margins have eroded due to rising costs, so we remain somewhat cautious given the economic backdrop.

•  Communications: We believe asset values should benefit from a moderate interest rate environment. While capital spending among carriers has slowed, U.S. mobile data demand remains quite strong. Coupled with limited new supply of towers, net operating income growth should remain steady in 2024. The valuation reset in tower stocks in 2023 created what we believe are compelling entry points for select companies.

•  Energy Infrastructure: We remain focused on natural gas, given the structural need for North American supply to counteract lack of supply from Russia to key developed markets. We think this presents a compelling opportunity, particularly with the European dual mandate of security of supply and decarbonization.

REAL ESTATE EQUITIES

After facing headwinds for much of 2023, global real estate securities posted meaningful gains in the fourth quarter of 2023. On the heels of central bank messaging that monetary policy tightening may have peaked, the entire sector staged a meaningful rally in November and December. The FTSE EPRA Nareit Developed Index returned 15.59% during the three-month period, bringing the index positive for the year at 10.85%. For the year, data centers and hotels were standout performers, each gaining more than 25%. Conversely, office landlords and diversified companies with office portfolios continued to struggle amid fundamental headwinds.

Recent data suggests that inflation is beginning to moderate, which should translate to interest rates returning to a normalized, long-term range. We think real estate is well positioned in a moderating or falling-rate environment. However, as monetary policy normalizes, we believe fundamentals—namely earnings growth and valuations—will return to center stage as market drivers. Despite the recent rally, we think global real estate remains well positioned to produce strong returns. Fundamentals across most property types remain strong. But given the slower macro growth outlook, we prefer a focus on needs based real estate over sectors that could be impacted more by a slowing economy.

If transaction activity picks up in 2024, REITs could be in a good position to take advantage of price dislocations. REIT balance sheets have low levels of leverage; and many locked in long-dated debt at low interest rates. As motivated sellers of high-quality assets emerge, well capitalized REITs can take advantage of capital markets.

In the U.S., we currently favor industrial and net lease landlords. Within retail, we maintain a preference for shopping centers, which we believe could be more defensive and are expected to provide better growth. We have an improving view of the self storage sector, as we believe sentiment could be too negative relative to the fundamental outlook. We also maintain a level of caution within office broadly. If price discovery unfolds, we think lower quality valuations could fall further, but high-quality assets in attractive markets can present opportunity. We maintain a level of caution in Asia Pacific, largely driven by China's slowing economy and related challenges in its property sector. In Hong Kong, we have repositioned holdings for what we believe to be an improved beta-adjusted, risk/return profile. We

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

are starting to see more opportunities across Europe broadly, particularly among residential, retail and industrial landlords, as well as select non-index exposure to communications infrastructure companies.

REAL ASSET DEBT

Fixed-income performance was strong in 2023. Broad investment grade gained 8.4%, as measured by the ICE BofA U.S. Corporate Index, with real asset investment grade broadly in line with its broad-market counterpart. Meawhile, broad high yield returned 13.46%, as measured by the ICE BofA U.S. High Yield Index, with real asset high yield underperforming modestly compared to its broad-market counterpart. The 10-year U.S. Treasury rose to 5.0% in mid-October before declining to end 2023 at 3.9%, unchanged relative to the prior year-end.

Default activity remained elevated, bringing the 2023 total to $83.7 billion1. Our analysis indicates just 19.4% of this default activity was within real asset sectors, despite those sectors accounting for approximately 47% of the ICE BofA U.S. High Yield Index debt outstanding. Additionally, while many headlines have highlighted defaults within real estate debt markets, issuers of corporate bonds within the real estate sector overall have demonstrated resiliency in their ability to access capital markets to manage their balance sheets, with investment grade REITs issuing approximately $20 billion of unsecured bonds in 20232.

We believe issuers within real asset sectors may be better positioned than their non-real asset counterparts for a longer period of high interest rates. This is because of their large amount of fixed rate debt and relatively lower maturities over the next five years. We expect a moderate slowdown in the economy in the coming quarters and believe that now could be a favorable time to utilize real asset high yield as a way to de-risk fixed-income portfolios.

Spreads within high yield remain near their long-term averages. However, we believe real asset high yield, particularly within the BB-rated segment, is relatively attractive after adjusting for projected credit losses during a potential period of elevated default rates. Within our portfolio, we continue to favor infrastructure debt as well as higher-quality debt.

OUTLOOK

We expect growth to slow in 2024. While inflation has trended lower, we believe central banks will hold rates at restrictive levels to ensure that inflation doesn't reaccelerate. Overall, our positioning remains defensive within our portfolio, with an underweight to real asset equities and an overweight to real asset debt. We also hold a modest allocation to commodities to enhance diversification amid escalating geopolitical risks and macro uncertainty.

Within equities, we continue to favor infrastructure over real estate due to infrastructure's potential outperformance in down markets and tighter inflation linkage. Within infrastructure, we are most constructive on utilities for their defensive characteristics and current attractive valuations. We also see tailwinds for energy midstream equities, which we believe should benefit from the global push for energy security. Within real estate, lingering concerns around financing and broad negative sentiment around commercial real estate remain. However, if interest rates stabilize over the course of 2024, it may be a year of price discovery for real estate, and we expect investment opportunities to emerge in some subsectors that serve essential needs. Finally, elevated Treasury yields continue to make real asset debt attractive on a risk-adjusted basis, particularly the higher-quality part of the market where we believe default risks remain low.

1 JP Morgan Default Monitor

2 Bloomberg Finance L.P.

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BROOKFIELD REAL ASSETS SECURITIES FUND

AVERAGE ANNUAL TOTAL RETURNS*

As of December 31, 2023	1 Year	5 Years	Since Inception**
Class A (Excluding Sales Charge)	5.61%	5.74%	2.54%
Class A (Including Sales Charge)	0.55%	4.73%	2.00%
Class C (Excluding Sales Charge)	4.71%	4.94%	1.84%
Class C (Including Sales Charge)	3.71%	4.94%	1.84%
Class I Shares	5.84%	6.03%	2.74%
MSCI World Index	24.42%	13.37%	9.39%
Real Assets Custom Blend Index Benchmark	8.66%	5.92%	3.50%
S&P Real Assets Index	7.83%	5.85%	N/A***

*  All returns shown in USD.

**  Classes A, C and I were incepted on November 19, 2014. The MSCI World Index and Real Assets Custom Blend Index Benchmark returns reference Class I's inception date.

***  Data for the S&P Real Assets Index is unavailable prior to its inception date of December 31, 2015.

The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%. A 1.00% Contingent Deferred Sales Charge (CDSC) would apply to redemptions made within 12 months of purchase of Class C shares. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the "Conversion") into the Fund's Class Y Shares (the "Legacy Class Y Shares"). Following the Conversion, the Fund's Legacy Class Y Shares were renamed "Class I Shares" (the "Class I Shares"). As a result of the Conversion, the Fund's new Class I Shares adopted the Legacy Class Y Shares' performance and accounting history.

The Adviser has contractually agreed to reimburse the Fund's expenses through April 30, 2025. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

Past performance is no guarantee of future results.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

The graphs below illustrate a hypothetical investment of $10,000 in the Real Assets Securities Fund—Class I Shares from the commencement of investment operations on November 19, 2014 to December 31, 2023 compared to the MSCI World Index.

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Mutual fund investing involves risk. Principal loss is possible. The Fund will be closely linked to the real assets market. Real assets includes real estate securities, infrastructure securities and natural resources securities. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REITs are dependent upon management skills and generally may not be diversified. REITs are subject to heavy cash flow dependency, defaults by borrowers and self liquidation. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conservation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in MLPs, which involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. Additional management fees and other expenses are associated with investing in MLPs. Additionally, investing in MLPs involves material income tax risks and certain other risks. Actual results, performance or events may be affected by, without limitation, (1) general economic conditions, (2) performance of financial markets, (3) interest rate levels, (4) changes in laws and regulations and

2023 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

(5) changes in the policies of governments and/or regulatory authorities. Investing in MLPs may generate unrelated business taxable income (UBTI) for tax-exempt investors both during the holding period and at time of sale. This material is provided for general and educational purposes only, and is not intended to provide legal, tax or investment advice or to avoid legal penalties that may be imposed under U.S. federal tax laws. Investors should contact their own legal or tax advisors to learn more about the rules that may affect individual situations. Natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resources securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources. Debt securities rated below investment grade are commonly referred to as junk bonds and are considered speculative. Increases in interest rates can cause the prices of fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments. Investment by the Fund in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, the Fund may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended. Since the Fund will invest more than 80% of its total assets in securities in real assets securities, the Fund may be subject to greater volatility than a fund that is more broadly diversified. Past performance is no guarantee of future results.

The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total-return basis (AMNAX).

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

The Bloomberg Barclays Global Inflation-Linked Index (Series-L) measures the performance of investment-grade, government inflation-linked debt from 12 different developed market countries. Investability is a key criterion for inclusion of markets in this index, and it is designed to include only those markets in which a global government linker fund is likely and able to invest.

The Bloomberg Commodity Index is a broadly diversified index that tracks the commodities markets through commodity futures contracts.

The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets, including MLPs. Brookfield has no direct role in the day-to-day management of any Brookfield co-branded indexes.

The Dow Jones Brookfield Global Infrastructure Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets. Brookfield has no direct role in the day-to-day management of any Brookfield cobranded indexes.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

The FTSE EPRA Nareit Developed Index is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity REITs and listed property companies from developed markets.

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors—50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.

The ICE BofA Global Corporate Index tracks the performance of investment- grade public debt issued in the major domestic and Eurobond markets, including global bonds.

The ICE BofA Global High Yield Index tracks the performance of below investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

The ICE BofA Preferred Stock REITs 7% Constrained Index is a subset of the ICE BofA Fixed-Rate Preferred Securities Index including all real estate investment trust issued preferred securities. The ICE BofA Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market.

The ICE BofA USD Real Asset High Yield and Corporate Custom Index is a custom index blend of sectors of ICE BofA U.S. High Yield Index (70%) and ICE BofA U.S. Corporate Index (30%) that correspond to equity sectors in Brookfield's real asset universe. Such real-asset-related sectors include Cable, Infrastructure Services, Oil Gas T&D, Telecommunications, Transportation, Utilities, Agriculture, Timber, Basic Materials, Energy Exploration & Production, Metals & Mining, Real Estate, RE Ownership & Development and REITs.

The ICE BofA U.S. High Yield Index tracks the performance of U.S.-dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

The ICE BofA U.S. Corporate Index tracks the performance of U.S.-dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Real Assets Custom Index Blend Benchmark, beginning 1/1/20, has consisted of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Preferred Stock REITs 7% Constrained Index, 40% FTSE Global Core Infrastructure 50/50 Index, 5% Alerian Midstream Energy Index, and 15% ICE BofA USD Real Asset High Yield and Corporate Custom Index. For the period from 10/1/16 through 12/31/19, this Benchmark consisted of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Preferred Stock REITs 7% Constrained Index, 40% Dow Jones Brookfield Global Infrastructure Index, 5% Alerian MLP Index, and 15% ICE BofA Global High Yield Index and ICE BofA Global Corporate Index, weighted 70% and 30%. For the period from 11/19/14 through 9/30/16, this Benchmark consisted of 33.33% Dow Jones Brookfield Global Infrastructure Composite Index, 33.33% FTSE EPRA Nareit Developed Index, 13.33% ICE BofA Global High Yield Index and ICE BofA Global Corporate Index, weighted 70% and 30%, respectively, 10% S&P Global Natural Resources Index, 6.67% Bloomberg Commodity Index and 3.34% Bloomberg Barclays Global Inflation-Linked Index.

The S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified, liquid and investable equity exposure across three primary commodity related sectors: Agribusiness, Energy and Metals & Mining.

2023 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

The S&P Real Assets Index measures global property, infrastructure, commodities and inflation-linked bonds using liquid component indexes that track equities (representing 50% of the index), fixed income (representing 40% of the index) and futures (representing 10% of the index).

Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2023 and subject to change based on subsequent developments.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Portfolio Characteristics (Unaudited)

December 31, 2023

ASSET ALLOCATION BY SECURITY TYPE	Percent of Total Investments
Infrastructure Equities
Global Infrastructure Equities	37.1%
Energy Infrastructure	5.4%
Total Infrastructure Equities	42.5%
Real Estate Equities
Global Real Estate Equities	30.1%
REIT Preferreds	3.9%
Total Real Estate Equities	34.0%
Real Asset Debt
Real Asset Debt – Investment Grade	12.4%
Real Asset Debt – High Yield	6.6%
Total Real Asset Debt	19.0%
Opportunistic
Commodities	2.5%
Cash & Other	2.0%
Total	100%
ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	72.0%
Canada	5.6%
United Kingdom	3.3%
Japan	3.3%
Australia	3.1%
Spain	2.1%
Germany	1.9%
Hong Kong	1.9%
Netherlands	1.3%
Brazil	1.2%
Mexico	1.0%
France	0.9%
China	0.7%
New Zealand	0.7%
Singapore	0.5%
Italy	0.3%
Finland	0.2%
Panama	0.0%
Total	100.0%
ASSET ALLOCATION BY INVESTMENT TYPE	Percent of Total Investments
Common Stocks	72.6%
Real Asset Debt	19.0%
Preferred Stocks	3.1%
Exchange Traded Fund	2.5%
Money Market Fund	2.0%
Convertible Preferred Stocks	0.8%
Total	100.0%

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BROOKFIELD REAL ASSETS SECURITIES FUND

Portfolio Characteristics (Unaudited) (continued)

December 31, 2023

TOP TEN HOLDINGS	Percent of Total Investments
Prologis, Inc.	2.8%
iShares GSCI Commodity Dynamic Roll Strategy ETF	2.5%
First American Treasury Obligations Fund	2.0%
NextEra Energy, Inc.	1.9%
Sempra Energy	1.9%
PG&E Corp.	1.7%
NiSource, Inc.	1.7%
Equinix, Inc.	1.6%
CMS Energy Corp.	1.6%
CenterPoint Energy, Inc.	1.6%

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS – 72.4%
AUSTRALIA – 3.1%
Diversified – 0.7%
Charter Hall Group	13,900	$113,884
Mirvac Group	167,531	238,334
Total Diversified		352,218
Industrial – 0.7%
Goodman Group	20,700	356,389
Toll Roads – 1.7%
Transurban Group	85,897	802,654
Total AUSTRALIA		1,511,261
BRAZIL – 1.2%
Electricity Transmission & Distribution – 0.6%
Equatorial Energia SA	37,241	273,957
Rail – 0.6%
Rumo SA	63,030	297,963
Total BRAZIL		571,920
CANADA – 3.8%
Midstream – 0.5%
AltaGas Ltd.	11,799	247,725
Pipeline (MLP) – 0.9%
Pembina Pipeline Corp.	6,492	223,455
TC Energy Corp.	5,694	222,578
Total Pipeline (MLP)		446,033
Pipelines – 0.8%
Enbridge, Inc.	6,670	240,111
TC Energy Corp.	3,580	139,844
Total Pipelines		379,955
Rail – 0.5%
Canadian Pacific Kansas City Ltd.	3,520	278,508
Residential – 1.1%
Boardwalk Real Estate Investment Trust	5,058	272,320
InterRent Real Estate Investment Trust	27,699	276,562
Total Residential		548,882
Total CANADA		1,901,103
CHINA – 0.7%
Gas Utilities – 0.7%
China Resources Gas Group Ltd.	72,256	237,153
ENN Energy Holdings Ltd.	15,700	115,936
Total Gas Utilities		353,089
Total CHINA		353,089
FINLAND – 0.2%
Residential – 0.2%
Kojamo Oyj	6,300	82,700
Total FINLAND		82,700

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
FRANCE – 0.8%
Office – 0.5%
Gecina SA	1,883	$229,234
Retail – 0.3%
Unibail-Rodamco-Westfield (a)	2,060	152,365
Total FRANCE		381,599
GERMANY – 1.9%
Renewables/Electric Generation – 0.8%
RWE AG	8,320	378,666
Residential – 1.1%
TAG Immobilien AG (a)	7,648	111,193
Vonovia SE	14,668	460,893
Total Residential		572,086
Total GERMANY		950,752
HONG KONG – 1.9%
Diversified – 0.8%
CK Asset Holdings Ltd.	19,700	98,876
Sun Hung Kai Properties Ltd.	26,760	289,580
Total Diversified		388,456
Renewables/Electric Generation – 0.7%
CLP Holdings Ltd.	40,925	338,127
Retail – 0.4%
Wharf Real Estate Investment Company Ltd.	61,488	207,859
Total HONG KONG		934,442
ITALY – 0.3%
Renewables/Electric Generation – 0.3%
Enel SpA	21,390	159,137
Total ITALY		159,137
JAPAN – 3.2%
Hotel – 0.2%
Invincible Investment Corp.	246	106,325
Industrial – 0.4%
GLP J-Reit	187	186,147
Office – 1.4%
Daiwa Office Investment Corp.	23	108,396
Japan Real Estate Investment Corp.	36	148,930
Mitsui Fudosan Company Ltd.	18,578	454,227
Total Office		711,553
Rail – 0.9%
East Japan Railway Co.	5,600	322,352
West Japan Railway Co.	2,704	112,671
Total Rail		435,023

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Residential – 0.3%
Comforia Residential REIT, Inc.	76	$170,706
Total JAPAN		1,609,754
MEXICO – 1.0%
Airports – 1.0%
Grupo Aeroportuario del Pacifico SAB de CV – Class B	27,797	487,565
Total MEXICO		487,565
NETHERLANDS – 1.0%
Industrial – 0.3%
CTP NV (b)	9,016	152,317
Toll Roads – 0.7%
Ferrovial SE	9,233	337,012
Total NETHERLANDS		489,329
NEW ZEALAND – 0.7%
Airports – 0.7%
Auckland International Airport Ltd.	58,600	325,988
Total NEW ZEALAND		325,988
SINGAPORE – 0.5%
Diversified – 0.5%
Mapletree Pan Asia Commercial Trust	222,229	264,018
Total SINGAPORE		264,018
SPAIN – 2.0%
Airports – 0.6%
Aena SME SA (b)	1,610	292,232
Communications Infrastructure – 1.1%
Cellnex Telecom SA (b)	13,750	541,378
Diversified – 0.3%
Merlin Properties Socimi SA	13,579	150,768
Total SPAIN		984,378
UNITED KINGDOM – 3.2%
Electricity Transmission & Distribution – 0.8%
National Grid PLC	28,503	383,973
Office – 0.4%
Derwent London PLC	7,110	213,840
Renewables/Electric Generation – 0.2%
Drax Group PLC	20,679	129,077
Residential – 0.7%
The UNITE Group PLC	25,224	335,063
Retail – 0.3%
Capital & Counties Properties PLC	77,400	136,235
Water – 0.8%
Pennon Group PLC	15,749	151,027
Severn Trent PLC	7,000	230,191
Total Water		381,218
Total UNITED KINGDOM		1,579,406

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
UNITED STATES – 46.9%
Communications – 2.8%
American Tower Corp.	445	$96,067
Crown Castle, Inc.	5,060	582,861
SBA Communications Corp.	2,737	694,350
Total Communications		1,373,278
Datacenters – 1.9%
Digital Realty Trust, Inc.	1,064	143,193
Equinix, Inc.	1,009	812,639
Total Datacenters		955,832
Electricity Transmission & Distribution – 5.3%
CenterPoint Energy, Inc.	28,320	809,102
PG&E Corp.	47,715	860,302
Sempra Energy	12,578	939,954
Total Electricity Transmission & Distribution		2,609,358
Gas Utilities – 1.7%
NiSource, Inc.	31,668	840,785
Gathering & Processing – 0.9%
MPLX LP	6,034	221,569
Western Midstream Partners LP	7,882	230,627
Total Gathering & Processing		452,196
Healthcare – 1.9%
CareTrust REIT, Inc.	9,367	209,633
Ventas, Inc.	10,824	539,468
Welltower, Inc.	2,280	205,588
Total Healthcare		954,689
Hotel – 0.5%
DiamondRock Hospitality Co.	15,920	149,489
Pebblebrook Hotel Trust	7,180	114,736
Total Hotel		264,225
Industrial – 3.4%
Americold Realty Trust, Inc.	5,500	166,485
Prologis, Inc.	10,296	1,372,457
Rexford Industrial Realty, Inc.	2,492	139,801
Total Industrial		1,678,743
Midstream – 3.8%
Cheniere Energy, Inc.	3,388	578,365
ONEOK, Inc.	6,404	449,689
Targa Resources Corp.	5,700	495,159
The Williams Companies, Inc.	10,047	349,937
Total Midstream		1,873,150

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Net Lease – 3.4%
Agree Realty Corp.	3,849	$242,295
Essential Properties Realty Trust, Inc.	16,117	411,950
NNN REIT, Inc.	6,100	262,910
Realty Income Corp.	4,380	251,500
VICI Properties, Inc.	15,630	498,284
Total Net Lease		1,666,939
Office – 0.6%
Boston Properties, Inc.	1,740	122,096
Cousins Properties, Inc.	7,531	183,380
Total Office		305,476
Pipeline Transportation/Natural Gas – 1.3%
Energy Transfer LP	16,444	226,927
Enterprise Products Partners LP	8,257	217,572
Kinder Morgan, Inc.	12,308	217,113
Total Pipeline Transportation/Natural Gas		661,612
Pipeline Transportation/Petroleum – 0.4%
Plains All American Pipeline LP	14,636	221,735
Rail – 0.7%
CSX Corp.	9,930	344,273
Renewable Power & Infrastructure – 0.7%
Xcel Energy, Inc.	5,438	336,667
Renewables/Electric Generation – 11.0%
Ameren Corp.	9,427	681,949
CMS Energy Corp.	13,937	809,322
DTE Energy Co.	5,853	645,352
Entergy Corp.	3,970	401,724
NextEra Energy, Inc.	15,623	948,941
PPL Corp.	27,865	755,142
Public Service Enterprise Group, Inc.	12,534	766,454
WEC Energy Group, Inc.	4,860	409,066
Total Renewables/Electric Generation		5,417,950
Residential – 3.3%
American Homes 4 Rent – Class A	11,335	407,607
Equity Residential	9,356	572,213
Sun Communities, Inc.	2,430	324,769
UDR, Inc.	8,951	342,734
Total Residential		1,647,323
Retail – 1.5%
Kite Realty Group Trust	19,821	453,108
Regency Centers Corp.	4,400	294,800
Total Retail		747,908

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Self Storage – 1.3%
Extra Space Storage, Inc.	2,100	$336,693
Public Storage	988	301,340
Total Self Storage		638,033
Specialty – 0.5%
Iron Mountain, Inc.	3,200	223,936
Total UNITED STATES		23,214,108
Total COMMON STOCKS (Cost $33,715,692)		35,800,549
CONVERTIBLE PREFERRED STOCKS – 0.8%
UNITED STATES – 0.8%
Net Lease – 0.4%
Lexington Realty Trust, Series C, 6.50%	2,033	98,336
EPR Properties, Series E, 9.00%	2,773	77,977
Total Net Lease		176,313
Office – 0.2%
Equity Commonwealth, Series D, 6.50%	5,003	125,725
Retail – 0.2%
RPT Realty, Series D, 7.25%	1,766	100,892
Total UNITED STATES		402,930
Total CONVERTIBLE PREFERRED STOCKS (Cost $417,922)		402,930
PREFERRED STOCKS – 3.1%
UNITED STATES – 3.1%
Datacenters – 0.2%
Digital Realty Trust, Inc., Series L, 5.20%	4,567	101,753
Diversified – 0.1%
Centerspace, Series C, 6.63%	1,513	37,205
Hotel – 0.2%
RLJ Lodging Trust, Series A, 1.95%	2,264	56,713
Sunstone Hotel Investors, Inc., Series I, 5.70%	1,815	38,478
Total Hotel		95,191
Industrial – 0.3%
Rexford Industrial Realty, Inc., Series C, 5.63%	6,956	155,118
Net Lease – 0.4%
Agree Realty Corp., Series A, 4.25%	10,876	203,381
Real Estate – 0.1%
EPR Properties, Series G, 5.75%	999	20,779
Residential – 0.5%
American Homes 4 Rent, Series H, 6.25%	3,110	78,807
American Homes 4 Rent, Series G, 5.88%	3,279	78,860
UMH Properties, Inc., Series D, 6.38%	4,369	98,303
Total Residential		255,970

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2023

	Shares	Value
PREFERRED STOCKS (continued)
Retail – 0.8%
Kimco Realty Corp., Series L, 5.13%	6,451	$150,953
Regency Centers Corp., Series B, 5.88%	5,755	135,243
Federal Realty Investment Trust, Series C, 5.00%	4,409	100,569
Total Retail		386,765
Self Storage – 0.5%
Public Storage, Series P, 4.00%	8,468	151,323
Public Storage, Series L, 4.63%	5,253	112,362
Total Self Storage		263,685
Total UNITED STATES		1,519,847
Total PREFERRED STOCKS (Cost $1,484,676)		1,519,847
EXCHANGE TRADED FUND – 2.5%
UNITED STATES – 2.5%
iShares GSCI Commodity Dynamic Roll Strategy ETF (a)	48,556	1,217,299
Total UNITED STATES		1,217,299
Total EXCHANGE TRADED FUND (Cost $1,345,256)		1,217,299
	Principal Amount	Value
REAL ASSET DEBT – 18.9%
CANADA – 1.8%
Basic Industrial – 0.2%
Cascades, Inc., 5.38%, 01/15/28 (b)	$28,000	27,090
Methanex Corp., 5.25%, 12/15/29	17,000	16,356
NOVA Chemicals Corp., 4.25%, 05/15/29 (b)	11,000	9,262
NOVA Chemicals Corp., 8.50%, 11/15/28 (b)	9,000	9,438
Nutrien Ltd., 4.20%, 04/01/29	45,000	44,131
Total Basic Industrial		106,277
Energy – 0.2%
Baytex Energy Corp., 8.50%, 04/30/30 (b)	15,000	15,520
Baytex Energy Corp., 8.75%, 04/01/27 (b)	16,000	16,548
Cenovus Energy, Inc., 2.65%, 01/15/32	55,000	45,599
MEG Energy Corp., 5.88%, 02/01/29 (b)	35,000	34,008
Total Energy		111,675
Infrastructure Services – 0.1%
GFL Environmental, Inc., 3.50%, 09/01/28 (b)	35,000	32,344
GFL Environmental, Inc., 6.75%, 01/15/31 (b)	2,000	2,061
Total Infrastructure Services		34,405
Media – 0.0%
Videotron Ltd., 3.63%, 06/15/29 (b)	35,000	31,764
Metals & Mining – 0.1%
Teck Resources Ltd., 3.90%, 07/15/30	50,000	46,467

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2023

	Principal Amount	Value
REAL ASSET DEBT (continued)
Oil Gas Transportation & Distribution – 0.4%
Enbridge, Inc., 3.50%, 06/10/24	$35,000	$34,643
Enbridge, Inc., 5.50% (CME Term SOFR 3 Month + 3.68%), 07/15/77 (c)	48,000	43,875
Enbridge, Inc., 5.70%, 03/08/33	20,000	20,830
Parkland Corp., 4.50%, 10/01/29 (b)	54,000	49,489
TransCanada PipeLines Ltd., 4.25%, 05/15/28	35,000	34,099
Total Oil Gas Transportation & Distribution		182,936
Telecommunication Services – 0.4%
Bell Telephone Company of Canada, 2.15%, 02/15/32	55,000	45,776
Rogers Communications, Inc., 3.80%, 03/15/32	50,000	46,064
Rogers Communications, Inc., 5.25% (5 Year CMT Rate + 3.59%), 03/15/82 (b),(c)	45,000	43,182
TELUS Corp., 3.40%, 05/13/32	55,000	49,054
Total Telecommunication Services		184,076
Transportation – 0.3%
Canadian National Railway Co., 3.20%, 08/02/46	100,000	77,317
Canadian Pacific Railway Co., 1.75%, 12/02/26	70,000	64,576
Total Transportation		141,893
Utility – 0.1%
Emera, Inc., 6.75% (3 Month LIBOR USD + 5.44%), 06/15/76 (c)	41,000	40,146
Total CANADA		879,639
FRANCE – 0.2%
Telecommunication Services – 0.2%
Altice France SA, 5.50%, 01/15/28 (b)	91,000	74,946
Total FRANCE		74,946
NETHERLANDS – 0.3%
Energy – 0.1%
Shell International Finance BV, 3.00%, 11/26/51	55,000	39,354
Shell International Finance BV, 6.38%, 12/15/38	20,000	23,087
Total Energy		62,441
Media – 0.2%
UPC Broadband Finco BV, 4.88%, 07/15/31 (b)	48,000	42,245
VZ Secured Financing BV, 5.00%, 01/15/32 (b)	41,000	34,891
Ziggo Bond Company BV, 5.13%, 02/28/30 (b)	20,000	16,723
Total Media		93,859
Total NETHERLANDS		156,300
PANAMA – 0.0%
Leisure – 0.0%
Carnival Corp., 4.00%, 08/01/28 (b)	20,000	18,590
Total PANAMA		18,590
SPAIN – 0.1%
Utility – 0.1%
Atlantica Sustainable Infrastructure PLC, 4.13%, 06/15/28 (b)	48,000	44,985
Total SPAIN		44,985

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2023

	Principal Amount	Value
REAL ASSET DEBT (continued)
UNITED KINGDOM – 0.1%
Media – 0.1%
Virgin Media Secured Finance PLC, 4.50%, 08/15/30 (b)	$67,000	$59,650
Total UNITED KINGDOM		59,650
UNITED STATES – 16.4%
Basic Industrial – 0.4%
Albemarle Corp., 4.65%, 06/01/27	25,000	24,563
Cabot Corp., 3.40%, 09/15/26	20,000	18,931
Cabot Corp., 5.00%, 06/30/32	25,000	24,678
Clearwater Paper Corp., 4.75%, 08/15/28 (b)	20,000	18,539
Eastman Chemical Co., 3.80%, 03/15/25	15,000	14,731
Georgia-Pacific LLC, 8.88%, 05/15/31	35,000	43,644
Tronox, Inc., 4.63%, 03/15/29 (b)	30,000	26,562
Weyerhaeuser Co., 4.00%, 04/15/30	25,000	23,843
Total Basic Industrial		195,491
Construction & Building Materials – 0.5%
Beazer Homes USA, Inc., 5.88%, 10/15/27	19,000	18,557
Beazer Homes USA, Inc., 7.25%, 10/15/29	7,000	7,062
KB Home, 4.00%, 06/15/31	27,000	24,165
Lennar Corp., 4.75%, 11/29/27	20,000	19,978
M/I Homes, Inc., 4.95%, 02/01/28	18,000	17,317
NVR, Inc., 3.00%, 05/15/30	25,000	22,311
PulteGroup, Inc., 5.50%, 03/01/26	25,000	25,234
Summit Materials LLC, 7.25%, 01/15/31 (b)	15,000	15,785
Taylor Morrison Communities, Inc., 5.88%, 06/15/27 (b)	18,000	18,090
Toll Brothers Finance Corp., 4.88%, 03/15/27	20,000	19,913
Vulcan Materials Co., 3.90%, 04/01/27	25,000	24,240
Vulcan Materials Co., 4.50%, 06/15/47	55,000	49,478
Total Construction & Building Materials		262,130
Diversified – 0.4%
CBRE Services, Inc., 5.95%, 08/15/34	25,000	26,222
Cushman & Wakefield LLC, 8.88%, 09/01/31 (b)	14,000	14,837
Forestar Group, Inc., 5.00%, 03/01/28 (b)	35,000	33,694
Greystar Real Estate Partners LLC, 7.75%, 09/01/30 (b)	31,000	32,472
The Howard Hughes Corp., 5.38%, 08/01/28 (b)	70,000	67,279
Total Diversified		174,504
Energy – 2.1%
Antero Resources Corp., 5.38%, 03/01/30 (b)	24,000	23,001
Baker Hughes Holdings LLC, 5.13%, 09/15/40	50,000	50,660
BP Capital Markets America, Inc., 2.94%, 06/04/51	110,000	76,551
California Resources Corp., 7.13%, 02/01/26 (b)	34,000	34,482
Callon Petroleum Co., 6.38%, 07/01/26	10,000	9,952
Chevron Corp., 2.95%, 05/16/26	20,000	19,348
Civitas Resources, Inc., 8.38%, 07/01/28 (b)	30,000	31,320
CNX Resources Corp., 7.38%, 01/15/31 (b)	14,000	14,100
Comstock Resources, Inc., 6.75%, 03/01/29 (b)	20,000	18,294

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2023

	Principal Amount	Value
REAL ASSET DEBT (continued)
ConocoPhillips, 6.50%, 02/01/39	$40,000	$46,368
ConocoPhillips Co., 2.40%, 03/07/25	20,000	19,430
ConocoPhillips Co., 3.35%, 05/15/25	10,000	9,751
Continental Resources, Inc., 2.27%, 11/15/26 (b)	25,000	23,012
Continental Resources, Inc., 4.38%, 01/15/28	15,000	14,536
Crescent Energy Finance LLC, 7.25%, 05/01/26 (b)	26,000	26,150
Crescent Energy Finance LLC, 9.25%, 02/15/28 (b)	5,000	5,188
Devon Energy Corp., 5.25%, 10/15/27	20,000	20,117
Devon Energy Corp., 5.60%, 07/15/41	50,000	48,375
Diamondback Energy, Inc., 3.25%, 12/01/26	25,000	24,244
Diamondback Energy, Inc., 4.40%, 03/24/51	60,000	49,839
EQT Corp., 7.00%, 02/01/30	23,000	24,685
Exxon Mobil Corp., 4.23%, 03/19/40	75,000	69,870
Halliburton Co., 5.00%, 11/15/45	25,000	24,322
HF Sinclair Corp., 5.00%, 02/01/28 (b)	35,000	33,726
Moss Creek Resources Holdings, Inc., 10.50%, 05/15/27 (b)	15,000	15,385
Occidental Petroleum Corp., 5.55%, 03/15/26	55,000	55,398
Occidental Petroleum Corp., 8.88%, 07/15/30	30,000	35,106
Ovintiv, Inc., 6.25%, 07/15/33	45,000	46,604
Pioneer Natural Resources Co., 2.15%, 01/15/31	55,000	46,800
Range Resources Corp., 8.25%, 01/15/29	22,000	22,761
Southwestern Energy Co., 5.38%, 02/01/29	44,000	42,942
Transocean Titan Financing Ltd., 8.38%, 02/01/28 (b)	30,000	31,125
Valero Energy Corp., 4.00%, 04/01/29	45,000	43,342
Total Energy		1,056,784
Health Facilities – 0.4%
CHS/Community Health Systems, Inc., 4.75%, 02/15/31 (b)	34,000	26,836
CHS/Community Health Systems, Inc., 8.00%, 03/15/26 (b)	9,000	8,970
HCA, Inc., 5.38%, 02/01/25	35,000	34,953
HCA, Inc., 5.88%, 02/15/26	45,000	45,393
HCA, Inc., 5.90%, 06/01/53	25,000	25,709
Tenet Healthcare Corp., 6.13%, 10/01/28	74,000	73,791
Total Health Facilities		215,652
Hotel – 0.1%
Hilton Domestic Operating Company, Inc., 3.75%, 05/01/29 (b)	35,000	32,456
Infrastructure Services – 0.4%
Parker-Hannifin Corp., 3.65%, 06/15/24	25,000	24,760
Republic Services, Inc., 2.90%, 07/01/26	25,000	24,009
Waste Connections, Inc., 4.20%, 01/15/33	50,000	48,642
Waste Management, Inc., 1.50%, 03/15/31	30,000	24,558
Waste Management, Inc., 3.13%, 03/01/25	15,000	14,687
Xylem, Inc., 2.25%, 01/30/31	25,000	21,442
Xylem, Inc., 3.25%, 11/01/26	25,000	24,087
Total Infrastructure Services		182,185
Leisure – 0.9%
Boyd Gaming Corp., 4.75%, 06/15/31 (b)	27,000	24,800
Caesars Entertainment, Inc., 7.00%, 02/15/30 (b)	35,000	35,877

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2023

	Principal Amount	Value
REAL ASSET DEBT (continued)
Caesars Resort Collection LLC, 5.75%, 07/01/25 (b)	$17,000	$16,994
Cedar Fair LP, 6.50%, 10/01/28	35,000	34,793
Cheplapharm Arzneimittel GmbH, 7.25%, 05/15/31 (b)	20,000	20,062
GLP Capital LP, 4.00%, 01/15/30	51,000	46,556
GLP Capital LP, 5.38%, 04/15/26	35,000	34,784
Host Hotels & Resorts LP, 3.50%, 09/15/30	25,000	22,325
Host Hotels & Resorts LP, 4.00%, 06/15/25	15,000	14,649
MGM Resorts International, 4.75%, 10/15/28	36,000	34,300
Park Intermediate Holdings LLC, 5.88%, 10/01/28 (b)	34,000	33,438
RHP Hotel Properties LP, 4.50%, 02/15/29 (b)	47,000	43,712
Six Flags Entertainment Corp., 5.50%, 04/15/27 (b)	35,000	34,215
Station Casinos LLC, 4.50%, 02/15/28 (b)	38,000	35,796
VICI Properties LP, 4.50%, 09/01/26 (b)	20,000	19,359
Total Leisure		451,660
Media – 1.2%
Cable One, Inc., 4.00%, 11/15/30 (b)	41,000	33,195
CCO Holdings LLC, 4.75%, 03/01/30 (b)	102,000	93,187
CCO Holdings LLC, 6.38%, 09/01/29 (b)	60,000	59,180
Charter Communications Operating LLC, 3.90%, 06/01/52	35,000	23,675
Charter Communications Operating LLC, 4.20%, 03/15/28	45,000	43,244
Charter Communications Operating LLC, 4.91%, 07/23/25	30,000	29,720
Comcast Corp., 2.35%, 01/15/27	25,000	23,482
Comcast Corp., 3.25%, 11/01/39	60,000	48,799
Comcast Corp., 4.15%, 10/15/28	25,000	24,673
Comcast Corp., 4.70%, 10/15/48	50,000	47,946
CSC Holdings LLC, 4.50%, 11/15/31 (b)	62,000	46,876
CSC Holdings LLC, 4.63%, 12/01/30 (b)	45,000	27,110
Directv Financing LLC, 5.88%, 08/15/27 (b)	36,000	33,848
DISH DBS Corp., 5.25%, 12/01/26 (b)	10,000	8,568
DISH Network Corp., 11.75%, 11/15/27 (b)	15,000	15,704
GCI LLC, 4.75%, 10/15/28 (b)	27,000	24,972
Total Media		584,179
Media Content – 0.0%
Discovery Communications LLC, 3.95%, 03/20/28	25,000	23,793
Metals & Mining – 0.2%
Barrick North America Finance LLC, 5.75%, 05/01/43	45,000	48,301
Cleveland-Cliffs, Inc., 6.75%, 03/15/26 (b)	30,000	30,057
Freeport-McMoRan, Inc., 4.25%, 03/01/30	25,000	23,467
Total Metals & Mining		101,825
Oil Gas Transportation & Distribution – 2.8%
Antero Midstream Partners LP, 5.38%, 06/15/29 (b)	41,000	39,456
Boardwalk Pipelines LP, 4.95%, 12/15/24	25,000	24,811
Buckeye Partners LP, 4.13%, 12/01/27	28,000	26,600
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29	50,000	47,254
Crestwood Midstream Partners LP, 6.00%, 02/01/29 (b)	25,000	25,225
DCP Midstream Operating LP, 5.60%, 04/01/44	51,000	49,893
DT Midstream, Inc., 4.13%, 06/15/29 (b)	17,000	15,641

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2023

	Principal Amount	Value
REAL ASSET DEBT (continued)
DT Midstream, Inc., 4.30%, 04/15/32 (b)	$50,000	$44,878
Energy Transfer LP, 2.90%, 05/15/25	30,000	29,075
Energy Transfer LP, 5.75%, 02/15/33	70,000	72,216
Energy Transfer LP, 8.66% (CME Term SOFR 3 Month + 3.28%), 11/01/66 (c)	80,000	66,763
EnLink Midstream LLC, 5.38%, 06/01/29	52,000	50,885
Enterprise Products Operating LLC, 3.75%, 02/15/25	25,000	24,672
Enterprise Products Operating LLC, 4.85%, 03/15/44	50,000	48,199
EQM Midstream Partners LP, 4.50%, 01/15/29 (b)	35,000	33,078
Ferrellgas LP, 5.38%, 04/01/26 (b)	15,000	14,687
Genesis Energy LP, 6.50%, 10/01/25	40,000	39,987
Global Partners LP, 7.00%, 08/01/27	36,000	35,194
Hess Midstream Operations LP, 5.50%, 10/15/30 (b)	27,000	26,131
Kinder Morgan Energy Partners LP, 4.30%, 05/01/24	25,000	24,865
Kinder Morgan, Inc., 2.00%, 02/15/31	55,000	45,750
Kinetik Holdings LP, 5.88%, 06/15/30 (b)	53,000	52,007
Magellan Midstream Partners LP, 5.00%, 03/01/26	20,000	19,957
MPLX LP, 1.75%, 03/01/26	70,000	65,510
NuStar Logistics LP, 5.63%, 04/28/27	25,000	24,893
NuStar Logistics LP, 5.75%, 10/01/25	23,000	22,828
ONEOK, Inc., 2.75%, 09/01/24	25,000	24,502
ONEOK, Inc., 6.05%, 09/01/33	45,000	47,691
Plains All American Pipeline LP, 4.65%, 10/15/25	55,000	54,394
Suburban Propane Partners LP, 5.00%, 06/01/31 (b)	28,000	25,595
Sunoco LP, 4.50%, 05/15/29	25,000	23,206
Tallgrass Energy Partners LP, 6.00%, 12/31/30 (b)	47,000	43,697
Targa Resources Corp., 4.20%, 02/01/33	50,000	46,085
Western Midstream Operating LP, 4.75%, 08/15/28	60,000	58,578
Williams Companies, Inc., 2.60%, 03/15/31	55,000	47,097
Williams Companies, Inc., 4.55%, 06/24/24	20,000	19,889
Total Oil Gas Transportation & Distribution		1,361,189
Real Estate – 2.0%
American Homes 4 Rent LP, 4.25%, 02/15/28	80,000	77,701
AvalonBay Communities, Inc., 3.45%, 06/01/25	25,000	24,470
Boston Properties LP, 3.20%, 01/15/25	20,000	19,443
Boston Properties LP, 6.50%, 01/15/34	15,000	15,848
EPR Properties, 3.60%, 11/15/31	12,000	9,970
EPR Properties, 3.75%, 08/15/29	40,000	35,227
ERP Operating LP, 2.85%, 11/01/26	25,000	23,750
ERP Operating LP, 3.38%, 06/01/25	45,000	44,035
Essential Properties LP, 2.95%, 07/15/31	27,000	21,272
Federal Realty OP LP, 3.95%, 01/15/24	20,000	19,979
Global Net Lease, Inc., 3.75%, 12/15/27 (b)	20,000	16,725
Highwoods Realty LP, 4.20%, 04/15/29	20,000	18,111
Iron Mountain, Inc., 4.88%, 09/15/29 (b)	25,000	23,678
Kilroy Realty LP, 4.75%, 12/15/28	20,000	18,997
Kite Realty Group Trust, 4.75%, 09/15/30	25,000	23,550
LXP Industrial Trust, 2.70%, 09/15/30	58,000	48,130
LXP Industrial Trust, 4.40%, 06/15/24	15,000	14,839

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2023

	Principal Amount	Value
REAL ASSET DEBT (continued)
Mid-America Apartments LP, 1.10%, 09/15/26	$25,000	$22,683
Mid-America Apartments LP, 2.88%, 09/15/51	37,000	24,372
Mid-America Apartments LP, 3.60%, 06/01/27	20,000	19,346
NNN REIT, Inc., 3.90%, 06/15/24	20,000	19,796
Piedmont Operating Partnership LP, 2.75%, 04/01/32	25,000	17,386
Piedmont Operating Partnership LP, 9.25%, 07/20/28	15,000	15,848
Prologis LP, 2.13%, 04/15/27	25,000	23,120
Public Storage Operating Co., 5.35%, 08/01/53	25,000	26,234
Realty Income Corp., 4.63%, 11/01/25	25,000	24,844
Realty Income Corp., 4.90%, 07/15/33	25,000	25,005
Regency Centers LP, 3.70%, 06/15/30	25,000	23,272
RLJ Lodging Trust LP, 3.75%, 07/01/26 (b)	26,000	24,635
Safehold GL Holdings LLC, 2.80%, 06/15/31	30,000	24,692
Service Properties Trust, 4.50%, 03/15/25	25,000	24,406
Simon Property Group LP, 1.75%, 02/01/28	25,000	22,492
SITE Centers Corp., 4.70%, 06/01/27	15,000	14,770
Starwood Property Trust, Inc., 3.63%, 07/15/26 (b)	16,000	15,156
STORE Capital Corp., 2.70%, 12/01/31	13,000	9,864
Sun Communities Operating LP, 2.70%, 07/15/31	30,000	25,049
Ventas Realty LP, 3.50%, 02/01/25	20,000	19,541
VICI Properties LP, 4.75%, 02/15/28	45,000	44,072
Welltower OP LLC, 4.25%, 04/15/28	25,000	24,517
WP Carey, Inc., 4.00%, 02/01/25	45,000	44,317
Total Real Estate		991,142
Telecommunication Services – 1.3%
American Tower Corp., 3.38%, 10/15/26	45,000	43,128
American Tower Corp., 4.00%, 06/01/25	35,000	34,378
AT&T, Inc., 0.90%, 03/25/24	15,000	14,835
AT&T, Inc., 2.75%, 06/01/31	25,000	21,953
AT&T, Inc., 3.50%, 09/15/53	70,000	51,029
Cablevision Lightpath LLC, 3.88%, 09/15/27 (b)	30,000	26,344
Cogent Communications Group, Inc., 3.50%, 05/01/26 (b)	25,000	23,934
Consolidated Communications, Inc., 6.50%, 10/01/28 (b)	19,000	16,380
Crown Castle, Inc., 3.70%, 06/15/26	25,000	24,135
Crown Castle, Inc., 5.20%, 02/15/49	55,000	52,029
Equinix, Inc., 3.20%, 11/18/29	50,000	45,984
Frontier Communications Holdings LLC, 5.00%, 05/01/28 (b)	47,000	43,420
Northwest Fiber LLC Finance Sub, Inc., 4.75%, 04/30/27 (b)	7,000	6,685
T-Mobile USA, Inc., 3.40%, 10/15/52	70,000	51,209
T-Mobile USA, Inc., 3.50%, 04/15/25	35,000	34,266
T-Mobile USA, Inc., 4.75%, 02/01/28	42,000	41,852
Verizon Communications, Inc., 1.45%, 03/20/26	25,000	23,297
Verizon Communications, Inc., 2.36%, 03/15/32	30,000	24,994
Verizon Communications, Inc., 3.55%, 03/22/51	65,000	50,163
Windstream Escrow LLC / Windstream Escrow Finance Corp., 7.75%, 08/15/28 (b)	20,000	17,520
Total Telecommunication Services		647,535

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2023

	Principal Amount	Value
REAL ASSET DEBT (continued)
Transportation – 0.2%
CSX Corp., 2.60%, 11/01/26	$20,000	$19,028
Union Pacific Corp., 2.75%, 03/01/26	20,000	19,262
Union Pacific Corp., 3.20%, 05/20/41	90,000	72,249
Total Transportation		110,539
Utility – 3.5%
AEP Transmission Company LLC, 5.40%, 03/15/53	60,000	62,580
Ameren Corp., 3.50%, 01/15/31	50,000	45,684
American Electric Power Company, Inc., 3.20%, 11/13/27	35,000	33,336
Black Hills Corp., 1.04%, 08/23/24	20,000	19,409
Calpine Corp., 5.13%, 03/15/28 (b)	33,000	31,642
CenterPoint Energy Resources Corp., 5.25%, 03/01/28	45,000	46,181
Clearway Energy Operating LLC, 3.75%, 02/15/31 (b)	29,000	25,523
Clearway Energy Operating LLC, 4.75%, 03/15/28 (b)	20,000	19,258
CMS Energy Corp., 2.95%, 02/15/27	25,000	23,457
Consolidated Edison Co. of New York, Inc., 3.95%, 04/01/50	90,000	75,418
Constellation Energy Generation LLC, 3.25%, 06/01/25	25,000	24,286
Dominion Energy, Inc., 3.90%, 10/01/25	68,000	66,709
DTE Energy Co., 1.05%, 06/01/25	25,000	23,560
Duke Energy Corp., 2.65%, 09/01/26	30,000	28,485
Duke Energy Corp., 4.30%, 03/15/28	45,000	44,407
Duke Energy Florida LLC, 6.40%, 06/15/38	40,000	44,853
Entergy Corp., 2.95%, 09/01/26	45,000	42,743
Evergy, Inc., 2.90%, 09/15/29	50,000	45,280
Eversource Energy, 4.20%, 06/27/24	80,000	79,388
Exelon Corp., 3.40%, 04/15/26	25,000	24,212
Exelon Corp., 5.15%, 03/15/28	85,000	86,244
FirstEnergy Corp., 4.15%, 07/15/27	45,000	43,289
FirstEnergy Transmission LLC, 4.35%, 01/15/25 (b)	40,000	39,359
Florida Power & Light Co., 2.88%, 12/04/51	90,000	62,623
Florida Power & Light Co., 3.13%, 12/01/25	20,000	19,445
Monongahela Power Co., 3.55%, 05/15/27 (b)	20,000	19,156
Monongahela Power Co., 5.40%, 12/15/43 (b)	75,000	73,538
NextEra Energy Capital Holdings, Inc., 4.45%, 06/20/25	25,000	24,785
NiSource, Inc., 0.95%, 08/15/25	25,000	23,367
NiSource, Inc., 4.38%, 05/15/47	60,000	51,913
NRG Energy, Inc., 3.63%, 02/15/31 (b)	23,000	19,763
NRG Energy, Inc., 5.25%, 06/15/29 (b)	25,000	24,205
NSTAR Electric Co., 2.70%, 06/01/26	20,000	19,025
Pacific Gas and Electric Co., 4.50%, 12/15/41	30,000	23,498
Pacific Gas and Electric Co., 6.40%, 06/15/33	15,000	15,812
Public Service Company of Colorado, 5.25%, 04/01/53	50,000	49,970
Public Service Electric and Gas Co., 3.00%, 05/15/27	55,000	52,360
San Diego Gas & Electric Co., 4.50%, 08/15/40	50,000	45,866
Sempra, 3.25%, 06/15/27	20,000	18,969
Southern California Edison Co., 4.00%, 04/01/47	60,000	49,106
Southern Co., 4.40%, 07/01/46	55,000	48,579
The Southern Co., 3.25%, 07/01/26	40,000	38,603

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Schedule of Investments (continued)

December 31, 2023

	Principal Amount	Value
REAL ASSET DEBT (continued)
Virginia Electric and Power Co., 4.45%, 02/15/44	$55,000	$49,137
WEC Energy Group, Inc., 1.38%, 10/15/27	20,000	17,692
Xcel Energy, Inc., 3.30%, 06/01/25	25,000	24,391
Total Utility		1,747,106
Total UNITED STATES		8,138,170
Total REAL ASSET DEBT (Cost $8,855,080)		9,372,280
	Shares
MONEY MARKET FUND – 2.0%
UNITED STATES – 2.0%
First American Treasury Obligations Fund – Class X, 5.29% (d)	999,563	999,563
Total MONEY MARKET FUND (Cost $999,563)		999,563
Total Investments – 99.7% (Cost $46,818,189)		49,312,468
Other Assets in Excess of Liabilities – 0.3%		171,051
TOTAL NET ASSETS – 100.0%		$49,483,519

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)  —  Non-income producing security.

(b)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of December 31, 2023, the total value of all such securities was $3,524,232 or 7.1% of net assets.

(c)  —  Variable rate security—Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor. Securities that reference SOFR may be subject to a credit spread adjustment, particularly to legacy holdings that reference LIBOR that have transitioned to SOFR as the base lending rate.

(d)  —  The rate shown represents the seven-day yield as of December 31, 2023.

Abbreviations:

CME  —  Chicago Mercantile Exchange

CMT  —  Constant Maturity Treasury Rate

ETF  —  Exchange Traded Fund

LIBOR  —  London Interbank Offered Rates

LLC  —  Limited Liability Corporation

LP  —  Limited Partnership

MLP  —  Master Limited Partnership

SOFR  —  Secured Overnight Financial Rate

USD  —  United States Dollar

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2023, the Renewables Fund's Class I Shares had a total return (2.25)%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions, underperforming the MSCI World Index, which returned 24.42%.

Top Contributors:

Water & Waste Infrastructure—infrastructure-like. Overweight exposure to companies tied to the concept of a circular economy performed well throughout the year. Despite acting more defensively relative to the broader renewables universe through much of 2023, stocks in this sector also rallied alongside pure-play renewables in the fourth quarter.

Water & Waste Infrastructure—non-infrastructure. A position in a global water technology provider contributed to returns as well.

Top Detractors:

Renewable Power & Infrastructure—infrastructure-like. Primary detractors included U.S. and European renewable power developers and producers, which underperformed as a result of persistent regulatory and political uncertainty.

Renewable Power & Infrastructure—broader value chain. The primary detractor within this group was an underperforming company focused on residential and commercial solar power generation and storage. Additional detractors included manufacturers of solar panels. A position in an outperforming wind turbine manufacturer marginally offset underperformance within this group.

MARKET OVERVIEW

Global renewables and sustainable infrastructure companies faced a variety of macroeconomic challenges in 2023. Tighter monetary policy, elevated input costs and supply chain constraints continued to take a toll on renewable power and infrastructure companies that stand to benefit from the energy transition. Conversely, water and waste infrastructure companies—those which we consider to be tied more closely to the concept of the circular economy, performed well during the period and provided a source of diversification to the universe.

OUTLOOK

Within the renewables sector, we think positive sentiment is beginning to permeate back into stock prices amidst an improving fundamental backdrop. Economics for new projects have improved as input costs have come down and supply chain headwinds are starting to subside.

Despite the near-term headwinds, we maintain our view the renewables build-out will take decades and near-term interest rates are unlikely to derail this trend.

We also think it is important to highlight the renewables and sustainable infrastructure universe is not homogeneous. Beyond "pure-play" renewables companies like power generators, wind turbines and solar panels, the universe includes waste management companies tied to the concept of a circular economy. We believe these companies can offer diversification to a renewables portfolio.

As we look ahead, we would stress that underlying fundamentals across the universe remain robust, and we believe the current environment presents a buying opportunity. Many of our companies' growth prospects we believe are not adequately reflected at current stock prices.

Past performance is no guarantee of future results.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

AVERAGE ANNUAL TOTAL RETURNS*

As of December 31, 2023	1 Year	Since Inception**
Class I Shares	(2.25)%	7.50%
MSCI World Index	24.42%	11.72%

*  All returns shown in USD.

**  On February 4, 2022, the Fund acquired all of the assets, subject to liabilities, of Brookfield Global Renewables & Sustainable Infrastructure LP (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I Shares of the Fund. As a result of the Reorganization, the Fund's Class I Shares adopted the Predecessor Fund's performance and accounting history. Prior to February 4, 2022, the performance information quoted reflects the performance information from the inception date of the Predecessor Fund (October 1, 2019). The Predecessor Fund's past performance is not an indication of how the Fund will perform in the future. The MSCI World Index references the Predecessor Fund's inception date.

The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-244-4859.

The Adviser has contractually agreed to reimburse the Fund's expenses through April 30, 2025. There is no guarantee that such reimbursement will be continued after that date. Investment performance reflects fee waivers, expenses and reimbursements in effect. In the absence of such waivers, total return and NAV would be reduced.

The graphs below illustrate a hypothetical investment of $10,000 in the Renewables Fund—Class I Shares from the commencement of investment operations on October 1, 2019 to December 31, 2023 compared to the MSCI World Index.

2023 Annual Report

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Disclosure

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.

Global Renewables and Sustainable Infrastructure ("GRSI") companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. While many of the risks below could be present with respect to other investments, these risks may be particularly important to investments in GRSI companies.

GRSI assets may be subject to numerous laws, rules and regulations relating to environmental protection. Under various environmental statutes, rules and regulations, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. These laws often impose liability, whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person. The Fund may be exposed to substantial risk of loss from environmental claims arising in respect of its investments, and such loss may exceed the value of such investments. Furthermore, changes in environmental laws or in the environmental condition of a portfolio investment may create liabilities that did not exist at the time of acquisition of an investment and that could not have been foreseen. For example, new environmental regulations may create costly compliance procedures for GRSI assets.

Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lowerrated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemptions, it may be forced to sell at a loss. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund's net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in GRSI industries, the Fund may be subject to greater volatility than a fund that is more broadly diversified. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Investing in ETFs and ETNs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value ("NAV"), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund's ability to sell its shares.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Indexes are not managed and an investor cannot invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2023 and subject to change based on subsequent developments.

2023 Annual Report

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Portfolio Characteristics (Unaudited)

December 31, 2023

ASSET ALLOCATION BY GEOGRAPHY	Percent of Total Investments
United States	43.1%
Spain	14.1%
United Kingdom	14.1%
France	6.3%
Canada	5.8%
Italy	5.5%
Brazil	4.8%
Denmark	3.5%
New Zealand	2.8%
Total	100.0%
ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Renewable Power & Infrastructure	70.5%
Water & Waste Infrastructure	24.2%
Clean Technology	3.3%
Other Sustainable Infrastructure	2.0%
Total	100.0%
TOP TEN HOLDINGS	Percent of Total Investments
Enel SpA	5.5%
SSE PLC	5.3%
Iberdrola SA	5.0%
CMS Energy Corp.	4.6%
Public Service Enterprise Group, Inc.	4.5%
Republic Services, Inc.	4.5%
Boralex, Inc.	4.1%
National Grid PLC	4.0%
American Water Works Company, Inc.	4.0%
EDP Renovaveis SA	3.8%

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS – 99.2%
BRAZIL – 4.8%
Renewable Power & Infrastructure – 4.8%
Equatorial Energia SA	120,780	$888,497
Serena Energia SA (a)	383,797	807,146
Total Renewable Power & Infrastructure		1,695,643
Total BRAZIL		1,695,643
CANADA – 5.8%
Renewable Power & Infrastructure – 5.8%
Boralex, Inc. – Class A	56,120	1,426,453
Fortis, Inc.	15,060	619,540
Total Renewable Power & Infrastructure		2,045,993
Total CANADA		2,045,993
DENMARK – 3.5%
Renewable Power & Infrastructure – 3.5%
Orsted A/S (b)	9,510	527,136
Vestas Wind Systems A/S (a)	22,170	701,497
Total Renewable Power & Infrastructure		1,228,633
Total DENMARK		1,228,633
FRANCE – 6.2%
Clean Technology – 3.2%
Nexans SA	13,080	1,147,530
Water & Waste Infrastructure – 3.0%
Veolia Environnement SA	33,510	1,059,137
Total FRANCE		2,206,667
ITALY – 5.5%
Renewable Power & Infrastructure – 5.5%
Enel SpA	262,090	1,949,897
Total ITALY		1,949,897
NEW ZEALAND – 2.8%
Renewable Power & Infrastructure – 2.8%
Mercury NZ Ltd.	234,376	977,863
Total NEW ZEALAND		977,863
SPAIN – 14.0%
Renewable Power & Infrastructure – 14.0%
Atlantica Sustainable Infrastructure PLC	40,733	875,760
EDP Renovaveis SA	64,743	1,325,371
Grenergy Renovables SA (a)	25,782	974,434
Iberdrola SA	135,218	1,773,621
Total Renewable Power & Infrastructure		4,949,186
Total SPAIN		4,949,186

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Schedule of Investments (continued)

December 31, 2023

	Shares	Value
COMMON STOCKS (continued)
UNITED KINGDOM – 13.9%
Renewable Power & Infrastructure – 10.2%
Drax Group PLC	56,340	$351,672
National Grid PLC	105,128	1,416,212
SSE PLC	78,546	1,854,154
Total Renewable Power & Infrastructure		3,622,038
Water & Waste Infrastructure – 3.7%
Severn Trent PLC	40,190	1,321,627
Total UNITED KINGDOM		4,943,665
UNITED STATES – 42.7%
Other Sustainable Infrastructure – 2.0%
Crown Castle, Inc.	6,080	700,355
Renewable Power & Infrastructure – 23.4%
Clearway Energy, Inc. – Class C	28,740	788,338
CMS Energy Corp.	27,630	1,604,474
Enphase Energy, Inc. (a)	5,250	693,735
First Solar, Inc. (a)	6,690	1,152,553
NextEra Energy, Inc.	20,350	1,236,059
Public Service Enterprise Group, Inc.	26,150	1,599,073
Xcel Energy, Inc.	20,027	1,239,872
Total Renewable Power & Infrastructure		8,314,104
Water & Waste Infrastructure – 17.3%
American Water Works Company, Inc.	10,660	1,407,013
Republic Services, Inc.	9,683	1,596,824
Waste Connections, Inc.	8,340	1,245,351
Waste Management, Inc.	6,993	1,252,446
Xylem, Inc.	5,525	631,839
Total Water & Waste Infrastructure		6,133,473
Total UNITED STATES		15,147,932
Total COMMON STOCKS (Cost $33,869,269)		35,145,479
Total Investments – 99.2% (Cost $33,869,269)		35,145,479
Other Assets in Excess of Liabilities – 0.8%		287,539
TOTAL NET ASSETS – 100.0%		$35,433,018

The following notes should be read in conjunction with the accompanying Schedule of Investments.

(a)  —  Non-income producing security.

(b)  —  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of December 31, 2023, the total value of all such securities was $527,136 or 1.5% of net assets.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Statements of Assets and Liabilities

December 31, 2023

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund	Renewables Fund(1)
Assets:
Investments in securities, at value (Note 2)	$245,510,214	$357,819,996	$49,312,468	$35,145,479
Cash	4,143,712	2,260,915	2,787	995,643
Dividends and interest receivable	799,666	1,535,114	248,515	53,801
Receivable for fund shares sold	660,386	73,584	—	—
Receivable for investments sold	—	—	—	1,312,528
Prepaid expenses	28,424	31,271	25,724	23,845
Total assets	251,142,402	361,720,880	49,589,494	37,531,296
Liabilities:
Payable for investments purchased	—	301,111	30,055	2,062,378
Payable for fund shares purchased	—	87,986	—	—
Distribution fees payable	123,637	75,814	1,202	—
Investment advisory fees payable, net (Note 3)	168,489	225,806	11,854	2,740
Accrued expenses	105,623	161,896	62,864	33,160
Total liabilities	397,749	852,613	105,975	2,098,278
Net Assets	$250,744,653	$360,868,267	$49,483,519	$35,433,018
Composition of Net Assets:
Paid-in capital	$233,073,153	$464,053,492	$54,832,050	$36,645,254
Accumulated gains (losses)	17,671,500	(103,185,225)	(5,348,531)	(1,212,236)
Net assets applicable to capital shares outstanding	$250,744,653	$360,868,267	$49,483,519	$35,433,018
Total investments at cost	$223,783,159	$316,247,331	$46,818,189	$33,869,269
Net Assets
Class A Shares — Net Assets	$6,047,353	$4,952,941	$265,895	—
Shares outstanding	484,088	439,165	27,798	—
Net asset value and redemption price per share	$12.49	$11.28	$9.57	—
Offering price per share based on a maximum sales charge of 4.75%	$13.11	$11.84	$10.05	—
Class C Shares — Net Assets	$955,021	$1,241,197	$97,018	—
Shares outstanding	77,498	110,935	10,134	—
Net asset value and redemption price per share	$12.32	$11.19	$9.57	—
Class I Shares — Net Assets	$243,742,279	$354,674,129	$49,120,606	$35,433,018
Shares outstanding	19,473,552	31,356,759	5,199,741	3,877,694
Net asset value and redemption price per share	$12.52	$11.31	$9.45	$9.14

(1)  Currently, the Renewables Fund is only publicly offering Class I shares to investors.

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD INVESTMENT FUNDS

Statements of Operations

For the Year Ended December 31, 2023

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund	Renewables Fund
Investment Income:
Dividends and distributions (net of foreign withholding tax of $306,101, $509,244, $51,023 and $30,916)	$7,324,936	$14,512,236	$1,394,646	$533,460
Interest	—	—	617,264	—
Less return of capital distributions	(699,243)	(72,618)	(156,863)	(51,117)
Total investment income	6,625,693	14,439,618	1,855,047	482,343
Expenses:
Investment advisory fees (Note 3)	2,074,783	3,165,353	362,969	161,867
Offering costs (Note 2)	—	—	—	71,034
Distribution fees — Class A	16,762	14,245	678	—
Distribution fees — Class C	13,106	16,912	941	—
Fund accounting and sub-administration fees	132,318	215,183	83,365	29,179
Transfer agent fees	131,238	225,728	45,458	1,692
Audit and tax services	50,955	48,088	54,133	50,951
Trustees' fees	58,180	87,517	28,246	23,566
Registration fees	49,301	50,270	47,572	44,966
Custodian fees	47,696	59,176	41,028	18,943
Reports to shareholders	39,815	51,476	14,751	16,526
Legal fees	30,402	50,248	15,674	12,147
Miscellaneous	27,059	40,910	14,473	8,240
Insurance	29,377	52,211	5,439	1,850
Interest expense	257	27,936	—	225
Total operating expenses	2,701,249	4,105,253	714,727	441,186
Less expenses waived by the investment adviser (Note 3)	(230,459)	(64,648)	(277,544)	(250,752)
Net expenses	2,470,790	4,040,605	437,183	190,434
Net investment income	4,154,903	10,399,013	1,417,864	291,909
Net realized gain (loss) on:
Investments	16,355	(34,486,534)	(3,842,398)	(2,133,869)
Foreign currency transactions	4,498	(156,670)	(5,263)	(6,132)
Net realized loss	20,853	(34,643,204)	(3,847,661)	(2,140,001)
Net change in unrealized appreciation (depreciation) on:
Investments	3,180,766	47,964,261	5,234,520	1,824,436
Foreign currency translations	(6,177)	27,929	663	(208)
Net change in unrealized appreciation	3,174,589	47,992,190	5,235,183	1,824,228
Net realized and unrealized gain (loss)	3,195,442	13,348,986	1,387,522	(315,773)
Net increase (decrease) in net assets resulting from operations	$7,350,345	$23,747,999	$2,805,386	$(23,864)

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Statements of Changes in Net Assets

	Infrastructure Fund		Global Real Estate Fund
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$4,154,903	$4,514,084	$10,399,013	$10,193,824
Net realized gain (loss)	20,853	13,651,613	(34,643,204)	(46,266,438)
Net change in unrealized appreciation (depreciation)	3,174,589	(42,227,849)	47,992,190	(103,678,699)
Net increase (decrease) in net assets resulting from operations	7,350,345	(24,062,152)	23,747,999	(139,751,313)
Distributions to Shareholders:
From distributable earnings:
Class A shares	(108,552)	(489,620)	(95,066)	(151,480)
Class C shares	(10,315)	(106,080)	(19,619)	(29,039)
Class I shares	(4,560,685)	(16,979,452)	(8,155,540)	(9,097,972)
From return of capital:
Class A shares	—	—	—	(9,772)
Class C shares	—	—	—	(1,874)
Class I shares	—	—	—	(586,931)
Total distributions paid	(4,679,552)	(17,575,152)	(8,270,225)	(9,877,068)
Capital Share Transactions (Note 5):
Subscriptions	39,092,185	38,962,020	41,039,204	77,591,263
Reinvestment of distributions	4,262,006	16,032,739	6,758,641	8,077,329
Redemptions	(28,468,486)	(242,443,220)	(140,536,693)	(177,669,347)
Net increase (decrease) in net assets from capital share transactions	14,885,705	(187,448,461)	(92,738,848)	(92,000,755)
Total increase (decrease) in net assets	17,556,498	(229,085,765)	(77,261,074)	(241,629,136)
Net Assets:
Beginning of year	$233,188,155	$462,273,920	$438,129,341	$679,758,477
End of year	$250,744,653	$233,188,155	$360,868,267	$438,129,341

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD INVESTMENT FUNDS

Statements of Changes in Net Assets (continued)

	Real Assets Securities Fund		Renewables Fund
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Period February 5, 2022(1) through December 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$1,417,864	$1,029,374	$291,909	$220,203
Net realized gain (loss)	(3,847,661)	3,934,592	(2,140,001)	(363,804)
Net change in unrealized appreciation (depreciation)	5,235,183	(10,614,345)	1,824,228	(547,940)
Net increase (decrease) in net assets resulting from operations	2,805,386	(5,650,379)	(23,864)	(691,541)
Distributions to Shareholders:
From distributable earnings:
Class A shares	(8,104)	(4,127)	—	—
Class C shares	(2,126)	(676)	—	—
Class I shares	(1,563,137)	(889,476)	(289,825)	(209,308)
Total distributions paid	(1,573,367)	(894,279)	(289,825)	(209,308)
Capital Share Transactions (Note 5):
Subscriptions	158,446	759,919	19,661,793	18,538,887
Reinvestment of distributions	1,459,699	832,074	212,712	155,691
Redemptions	(3,050,487)	(316,529)	(1,630,499)	(291,028)
Net increase (decrease) in net assets from capital share transactions	(1,432,342)	1,275,464	18,244,006	18,403,550
Total increase (decrease) in net assets	(200,323)	(5,269,194)	17,930,317	17,502,701
Net Assets:
Beginning of period	$49,683,842	$54,953,036	$17,502,701	$—
End of period	$49,483,519	$49,683,842	$35,433,018	$17,502,701

(1)  Commencement of operations.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND

Financial Highlights

	Per Share Operating Performance:										Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of year	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Net asset value, end of year	Total Investment Return†(2)	Net assets, end of year (000s)	Gross operating expenses(3)	Net expenses, including fee waivers and reimbursement(3)	Net investment income(3)	Net investment income (loss) excluding the effect of fee waivers and reimbursement(3)	Portfolio turnover rate(2)
Class A:
December 31, 2023	$12.33	0.17	0.19	0.36	(0.18)	(0.02)	—	(0.20)	$12.49	2.99%	$6,047	1.43%	1.25%	1.41%	1.23%	52%
December 31, 2022	$13.97	0.15	(0.92)	(0.77)	(0.14)	(0.73)	—	(0.87)	$12.33	(5.61)%	$7,267	1.41%	1.25%	1.13%	0.97%	74%
December 31, 2021	$12.60	0.11	1.86	1.97	(0.35)	(0.25)	—	(0.60)	$13.97	15.90%	$7,698	1.37%	1.28%	0.85%	0.76%	62%
December 31, 2020	$13.55	0.11	(0.62)	(0.51)	—	—	(0.44)	(0.44)	$12.60	(3.42)%	$5,807	1.44%	1.35%	0.93%	0.84%	138%
December 31, 2019	$11.25	0.14	2.66	2.80	(0.29)	—	(0.21)	(0.50)	$13.55	25.06%	$7,313	1.43%	1.35%	1.09%	1.01%	82%
Class C:
December 31, 2023	$12.15	0.07	0.20	0.27	(0.08)	(0.02)	—	(0.10)	$12.32	2.25%	$955	2.28%	2.00%	0.58%	0.30%	52%
December 31, 2022	$13.78	0.04	(0.90)	(0.86)	(0.04)	(0.73)	—	(0.77)	$12.15	(6.35)%	$1,736	2.20%	2.00%	0.29%	0.09%	74%
December 31, 2021	$12.43	0.01	1.84	1.85	(0.25)	(0.25)	—	(0.50)	$13.78	15.06%	$3,462	2.11%	2.03%	0.07%	(0.01)%	62%
December 31, 2020	$13.37	0.02	(0.62)	(0.60)	—	—	(0.34)	(0.34)	$12.43	(4.19)%	$4,180	2.19%	2.10%	0.18%	0.09%	138%
December 31, 2019	$11.11	0.05	2.62	2.67	(0.24)	—	(0.17)	(0.41)	$13.37	24.13%	$7,780	2.18%	2.10%	0.37%	0.29%	82%
Class I (Note 1):
December 31, 2023	$12.35	0.21	0.19	0.40	(0.21)	(0.02)	—	(0.23)	$12.52	3.33%	$243,742	1.09%	1.00%	1.72%	1.63%	52%
December 31, 2022	$13.99	0.18	(0.91)	(0.73)	(0.18)	(0.73)	—	(0.91)	$12.35	(5.36)%	$224,185	1.06%	1.00%	1.30%	1.24%	74%
December 31, 2021	$12.62	0.18	1.83	2.01	(0.39)	(0.25)	—	(0.64)	$13.99	16.14%	$451,114	1.05%	1.01%	1.37%	1.33%	62%
December 31, 2020	$13.58	0.14	(0.63)	(0.49)	—	—	(0.47)	(0.47)	$12.62	(3.23)%	$75,004	1.19%	1.10%	1.18%	1.09%	138%
December 31, 2019	$11.27	0.17	2.68	2.85	(0.32)	—	(0.22)	(0.54)	$13.58	25.42%	$75,197	1.18%	1.10%	1.31%	1.23%	82%

*  Distributions determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)  Per share amounts presented are based on average shares outstanding throughout the year indicated.

(2)  Not annualized for periods less than one year.

(3)  Annualized for periods less than one year.

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND

Financial Highlights

	Per Share Operating Performance:										Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of year	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Net asset value, end of year	Total Investment Return†(2)	Net assets, end of year (000s)	Gross operating expenses(3)	Net expenses, including fee waivers and reimbursement/ recoupment(3)	Net investment income(3)	Net investment income, excluding the effect of fee waivers and reimbursement/ recoupment(3)	Portfolio turnover rate(2)
Class A:
December 31, 2023	$10.74	0.23	0.50	0.73	(0.19)	—	—	(0.19)	$11.28	6.97%	$4,953	1.39%	1.20%	2.18%	1.99%	91%
December 31, 2022	$14.05	0.20	(3.31)	(3.11)	(0.19)	—	(0.01)	(0.20)	$10.74	(22.21)%	$7,215	1.32%	1.20%	1.60%	1.48%	99%
December 31, 2021	$11.63	0.11	2.59	2.70	(0.28)	—	—	(0.28)	$14.05	23.42%	$14,140	1.27%	1.20%	0.84%	0.77%	65%
December 31, 2020	$13.51	0.18	(1.67)	(1.49)	(0.35)	(0.03)	(0.01)	(0.39)	$11.63	(10.60)%	$13,944	1.27%	1.20%	1.64%	1.57%	114%
December 31, 2019	$11.79	0.29	2.06	2.35	(0.60)	(0.03)	—	(0.63)	$13.51	20.09%	$11,332	1.23%	1.20%	2.15%	2.12%	83%
Class C:
December 31, 2023	$10.68	0.15	0.49	0.64	(0.13)	—	—	(0.13)	$11.19	6.11%	$1,241	2.13%	1.95%	1.43%	1.25%	91%
December 31, 2022	$13.98	0.10	(3.28)	(3.18)	(0.11)	—	(0.01)	(0.12)	$10.68	(22.78)%	$2,182	2.05%	1.95%	0.81%	0.71%	99%
December 31, 2021	$11.57	0.01	2.58	2.59	(0.18)	—	—	(0.18)	$13.98	22.53%	$5,024	2.01%	1.95%	0.09%	0.03%	65%
December 31, 2020	$13.42	0.10	(1.65)	(1.55)	(0.26)	(0.03)	(0.01)	(0.30)	$11.57	(11.25)%	$5,229	2.02%	1.95%	0.89%	0.83%	114%
December 31, 2019	$11.72	0.18	2.06	2.24	(0.51)	(0.03)	—	(0.54)	$13.42	19.19%	$11,160	1.98%	1.95%	1.36%	1.33%	83%
Class I (Note 1):
December 31, 2023	$10.77	0.27	0.48	0.75	(0.21)	—	—	(0.21)	$11.31	7.15%	$354,674	0.96%	0.95%	2.47%	2.46%	91%
December 31, 2022	$14.08	0.23	(3.32)	(3.09)	(0.21)	—	(0.01)	(0.22)	$10.77	(22.00)%	$428,733	0.95%	0.95%	1.90%	1.90%	99%
December 31, 2021	$11.65	0.15	2.60	2.75	(0.32)	—	—	(0.32)	$14.08	23.76%	$660,595	0.94%	0.95%	1.09%	1.10%	65%
December 31, 2020	$13.53	0.21	(1.67)	(1.46)	(0.38)	(0.03)	(0.01)	(0.42)	$11.65	(10.35)%	$352,509	1.02%	0.95%	1.89%	1.82%	114%
December 31, 2019	$11.80	0.30	2.09	2.39	(0.63)	(0.03)	—	(0.66)	$13.53	20.42%	$715,495	0.98%	0.95%	2.27%	2.24%	83%

*  Distributions determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)  Per share amounts presented are based on average shares outstanding throughout the year indicated.

(2)  Not annualized for periods less than one year.

(3)  Annualized for periods less than one year.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD REAL ASSETS SECURITIES FUND

Financial Highlights

	Per Share Operating Performance:										Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of year	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Net asset value, end of year	Total Investment Return†(2)	Net assets, end of year (000s)	Gross operating expenses(3)	Net expenses, including fee waivers and reimbursement(3)	Net investment income(3)	Net investment income (loss), excluding the effect of fee waivers and reimbursement(3)	Portfolio turnover rate(2)
Class A:
December 31, 2023	$9.34	0.25	0.26	0.51	(0.28)	—	—	(0.28)	$9.57	5.61%	$266	1.77%	1.15%	2.68%	2.06%	83%
December 31, 2022	$10.58	0.17	(1.27)	(1.10)	(0.14)	—	—	(0.14)	$9.34	(10.42)%	$270	1.70%	1.15%	1.72%	1.17%	92%
December 31, 2021	$9.12	0.10	1.53	1.63	(0.17)	—	—	(0.17)	$10.58	17.99%	$303	1.81%	1.21%	0.98%	0.38%	79%
December 31, 2020	$9.77	0.12	(0.46)	(0.34)	(0.30)	—	(0.01)	(0.31)	$9.12	(3.10)%	$184	1.85%	1.35%	1.42%	0.92%	154%
December 31, 2019	$8.30	0.17	1.66	1.83	(0.28)	—	(0.08)	(0.36)	$9.77	22.23%	$187	1.72%	1.35%	1.81%	1.44%	99%
Class C:
December 31, 2023	$9.35	0.18	0.25	0.43	(0.21)	—	—	(0.21)	$9.57	4.71%	$97	2.57%	1.90%	1.94%	1.27%	83%
December 31, 2022	$10.59	0.10	(1.27)	(1.17)	(0.07)	—	—	(0.07)	$9.35	(11.10)%	$95	2.50%	1.90%	0.97%	0.37%	92%
December 31, 2021	$9.15	0.02	1.53	1.55	(0.11)	—	—	(0.11)	$10.59	17.08%	$107	2.59%	1.96%	0.18%	(0.45)%	79%
December 31, 2020	$9.78	0.06	(0.45)	(0.39)	(0.23)	—	(0.01)	(0.24)	$9.15	(3.76)%	$126	2.60%	2.10%	0.67%	0.17%	154%
December 31, 2019	$8.32	0.09	1.67	1.76	(0.23)	—	(0.07)	(0.30)	$9.78	21.29%	$183	2.47%	2.10%	0.99%	0.62%	99%
Class I (Note 1):
December 31, 2023	$9.23	0.27	0.25	0.52	(0.30)	—	—	(0.30)	$9.45	5.84%	$49,121	1.47%	0.90%	2.93%	2.36%	83%
December 31, 2022	$10.45	0.19	(1.24)	(1.05)	(0.17)	—	—	(0.17)	$9.23	(10.14)%	$49,320	1.41%	0.90%	1.97%	1.46%	92%
December 31, 2021	$9.01	0.14	1.48	1.62	(0.18)	—	—	(0.18)	$10.45	18.19%	$54,543	1.47%	0.92%	1.38%	0.83%	79%
December 31, 2020	$9.65	0.14	(0.45)	(0.31)	(0.32)	—	(0.01)	(0.33)	$9.01	(2.80)%	$5,380	1.60%	1.10%	1.67%	1.17%	154%
December 31, 2019	$8.19	0.19	1.65	1.84	(0.29)	—	(0.09)	(0.38)	$9.65	22.63%	$5,553	1.47%	1.10%	2.09%	1.72%	99%

*  Distributions determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)  Per share amounts presented are based on average shares outstanding throughout the year indicated.

(2)  Not annualized for periods less than one year.

(3)  Annualized for periods less than one year.

See Notes to Financial Statements.

2023 Annual Report

BROOKFIELD GLOBAL RENEWABLES & SUSTAINABLE INFRASTRUCTURE FUND

Financial Highlights

	Per Share Operating Performance:										Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of period	Net investment income(1)	Net realized and change in unrealized gain (loss) on investment transactions	Net decrease in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid*	Net asset value, end of period	Total Investment Return†(2)	Net assets, end of period (000s)	Gross operating expenses(3)	Net expenses, including fee waivers and reimbursement(3)	Net investment income(3)	Net investment loss, excluding the effect of fee waivers and reimbursement(3)	Portfolio turnover rate(2)
Class I:
December 31, 2023	$9.50	0.14	(0.36)	(0.22)	(0.14)	—	—	(0.14)	$9.14	(2.25)%	$35,433	2.32%	1.00%	1.53%	0.21%	61%
December 31, 2022(4)	$10.00	0.13	(0.51)	(0.38)	(0.12)	—	—	(0.12)	$9.50	(3.79)%	$17,503	5.00%	1.00%	1.46%	(2.54)%	62%

*  Distributions determined in accordance with federal income tax regulations.

†  Total investment return is computed based upon the net asset value of the Fund's shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

(1)  Per share amounts presented are based on average shares outstanding throughout the year indicated.

(2)  Not annualized for periods less than one year.

(3)  Annualized for periods less than one year.

(4)  For the Period February 5, 2022 (Commencement of Operations) through December 31, 2022.

See Notes to Financial Statements.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements

December 31, 2023

1.  Organization

Brookfield Investment Funds (the "Trust") was organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently consists of six separate investment series referred to as Brookfield Global Listed Infrastructure Fund (the "Infrastructure Fund"), Brookfield Global Listed Real Estate Fund (the "Global Real Estate Fund"), Brookfield Real Assets Securities Fund (the "Real Assets Securities Fund"), Center Coast Brookfield Midstream Focus Fund (the "Focus Fund"), Oaktree Emerging Markets Equity Fund (the "Emerging Markets Fund") and Brookfield Global Renewables & Sustainable Infrastructure Fund (the "Renewables Fund") (each, a "Fund," and collectively, the "Funds"), four of which are included in this report. The Infrastructure Fund, Global Real Estate Fund, Real Assets Securities Fund and Renewables Fund are each a diversified open-end management investment company.

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund's Class I Shares (the "Legacy Class I Shares"). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the "Conversion") into the Fund's Class Y Shares (the "Legacy Class Y Shares"). Following the Conversion, the Fund's Legacy Class Y Shares were renamed "Class I Shares" (the "Class I Shares"). As a result of the Conversion, the Fund's new Class I Shares adopted the Legacy Class Y Shares' performance and accounting history.

On February 4, 2022, the Renewables Fund acquired all of the assets, subject to liabilities, of Brookfield Global Renewables & Sustainable Infrastructure LP (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I Shares of the Renewables Fund. The net assets value of the Fund's shares on the close of business February 4, 2022, after the Reorganization, was $10.00 for Class I shares and received in-kind capital contributions of securities and cash valued at $16,341,690 in exchange for 1,634,169 Class I shares. As a result of the Reorganization, the Renewables Fund's Class I Shares adopted the Predecessor Fund's performance and accounting history. The Predecessor Fund's past performance (before and after taxes) is not an indication of how the Renewables Fund will perform in the future.

Each Fund currently has three classes of shares: Class A, Class C and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The assets belonging to a particular Fund belong to that Fund for all purposes, and to no other Fund, subject only to the rights of creditors of that Fund. Currently, the Renewables Fund is only publicly offering Class I shares to investors.

Brookfield Public Securities Group LLC (the "Adviser"), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Funds.

The investment objective of each Fund is to seek total return through growth of capital and current income. Each Fund's investment objective is not fundamental and may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval, upon not less than 60 days prior written notice to shareholders. There can be no assurance that each Fund will achieve its investment objective.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting

2023 Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2023

period. Actual results could differ from those estimates. Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services-Investment Companies.

Valuation of Investments: The Board has adopted procedures for the valuation of each Fund's securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund's portfolio. The Adviser's Valuation Committee is comprised of senior members of the Adviser's management team.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund's net asset value ("NAV") may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser's Valuation Committee, does not represent fair value.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser's Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser's Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser's valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser's Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2023

to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser's Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of assets or liabilities)

Infrastructure Fund

The following table summarizes the Infrastructure Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$—	$14,228,019	$—	$14,228,019
Brazil	—	9,701,327	—	9,701,327
Canada	15,604,413	—	—	15,604,413
China	—	6,546,403	—	6,546,403
Germany	—	6,353,588	—	6,353,588
Hong Kong	—	5,743,155	—	5,743,155
Italy	—	2,513,610	—	2,513,610
Japan	—	7,199,456	—	7,199,456
Mexico	7,612,373	—	—	7,612,373
Netherlands	—	5,838,668	—	5,838,668
New Zealand	6,270,535	—	—	6,270,535
Spain	—	10,704,244	—	10,704,244
United Kingdom	2,007,381	12,945,395	—	14,952,776
United States	132,241,647	—	—	132,241,647
Total Common Stocks	163,736,349	81,773,865	—	245,510,214
Total	$163,736,349	$81,773,865	$—	$245,510,214

2023 Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2023

Global Real Estate Fund

The following table summarizes the Global Real Estate Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$—	$17,556,686	$—	$17,556,686
Canada	13,266,095	—	—	13,266,095
Finland	—	1,808,902	—	1,808,902
France	—	8,981,234	—	8,981,234
Germany	—	13,463,067	—	13,463,067
Hong Kong	—	14,361,462	—	14,361,462
Japan	—	28,488,663	—	28,488,663
Netherlands	—	3,644,688	—	3,644,688
Singapore	—	6,690,406	—	6,690,406
Spain	—	7,287,048	—	7,287,048
United Kingdom	—	16,473,676	—	16,473,676
United States	225,798,069	—	—	225,798,069
Total Common Stocks	239,064,164	118,755,832	—	357,819,996
Total	$239,064,164	$118,755,832	$—	$357,819,996

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2023

Real Assets Securities Fund

The following table summarizes the Real Assets Securities Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$—	$1,511,261	$—	$1,511,261
Brazil	—	571,920	—	571,920
Canada	1,901,103	—	—	1,901,103
China	—	353,089	—	353,089
Finland	—	82,700	—	82,700
France	—	381,599	—	381,599
Germany	—	950,752	—	950,752
Hong Kong	—	934,442	—	934,442
Italy	—	159,137	—	159,137
Japan	—	1,609,754	—	1,609,754
Mexico	487,565	—	—	487,565
Netherlands	—	489,329	—	489,329
New Zealand	325,988	—	—	325,988
Singapore	—	264,018	—	264,018
Spain	—	984,378	—	984,378
United Kingdom	129,077	1,450,329	—	1,579,406
United States	23,214,108	—	—	23,214,108
Total Common Stocks	26,057,841	9,742,708	—	35,800,549
Convertible Preferred Stocks:
United States	402,930	—	—	402,930
Preferred Stocks:
United States	1,519,847	—	—	1,519,847
Exchange Traded Fund:
United States	1,217,299	—	—	1,217,299
Real Asset Debt:
Canada	—	879,639	—	879,639
France	—	74,946	—	74,946
Netherlands	—	156,300	—	156,300
Panama	—	18,590	—	18,590
Spain	—	44,985	—	44,985
United Kingdom	—	59,650	—	59,650
United States	—	8,138,170	—	8,138,170
Total Real Asset Debt	—	9,372,280	—	9,372,280
Money Market Fund:
United States	999,563	—	—	999,563
Total	$30,197,480	$19,114,988	$—	$49,312,468

2023 Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2023

Renewables Fund

The following table summarizes the Renewables Fund's investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Brazil	$—	$1,695,643	$—	$1,695,643
Canada	2,045,993	—	—	2,045,993
Denmark	527,136	701,497	—	1,228,633
France	—	2,206,667	—	2,206,667
Italy	—	1,949,897	—	1,949,897
New Zealand	977,863	—	—	977,863
Spain	875,760	4,073,426	—	4,949,186
United Kingdom	351,672	4,591,993	—	4,943,665
United States	15,147,932	—	—	15,147,932
Total Common Stocks	19,926,356	15,219,123	—	35,145,479
Total	$19,926,356	$15,219,123	$—	$35,145,479

For further information regarding security characteristics, see the Schedules of Investments.

Investment Transactions and Investment Income: Securities transactions are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively, and might be adjusted based on management's assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statements of Operations may also include realized gain distributions received from real estate investment trusts ("REITs"). Distributions of net realized gains are recorded on the REIT's ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. A distribution received from investments in master limited partnerships ("MLP") generally are comprised of return of capital. The Funds record investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Master Limited Partnerships: A MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the "Code"), the partnership interests or "units" of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.

The Infrastructure Fund and Real Assets Securities Fund invest in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Funds and could cause a greater portion of the income and gain allocated to the Funds to be

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2023

subject to U.S. federal, state and local corporate income taxes, which would reduce the amounts the Funds' can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Funds from investments in MLPs in a given year will generally reduce the Funds' taxable income (and earnings and profits), but those deductions may be recaptured in the Funds' taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when a Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Funds' shareholders may be taxable.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses that are attributable to more than one Fund in the Trust and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Funds, based upon relative average net assets, evenly or a combination of average net assets and evenly. Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for class-specific expenses.

Certain intermediaries such as banks, broker-dealers, financial advisers or other financial institutions charge a fee for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held in omnibus, other group accounts or accounts traded through registered securities clearing agents. The portion of this fee paid by the Funds is included within "Transfer agent fees" in the Statements of Operations.

Offering Costs: Costs from the initial launch of the Renewables Fund were deferred and will be amortized over the first twelve months after the commencement of operations. These costs consist primarily of legal fees related to the Reorganization and other costs incurred in connection with offering the Renewables Fund's shares.

Distributions to Shareholders: Each Fund declares and pays dividends quarterly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. Each Fund also pays distributions at least annually from their realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at https://publicsecurities.brookfield.com/en. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds' distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

2023 Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2023

New Accounting Pronouncements:

In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Funds' financial statements.

3.  Investment Advisory Agreements and Related Party Transactions

The Adviser currently serves as the investment adviser to each Fund pursuant to separate investment advisory agreements (the "Advisory Agreements") under which the Adviser is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

The Advisory Agreements provide that each Fund shall pay the Adviser a monthly fee at the annual rates stated below of each Fund's average daily net assets:

	Annual Advisory Fee Rate	Annual Expense Cap
Infrastructure Fund
Class A	0.85%	1.25%
Class C	0.85%	2.00%
Class I	0.85%	1.00%
Global Real Estate Fund
Class A	0.75%	1.20%
Class C	0.75%	1.95%
Class I	0.75%	0.95%
Real Assets Securities Fund
Class A	0.75%	1.15%
Class C	0.75%	1.90%
Class I	0.75%	0.90%
Renewables Fund
Class A	0.85%	1.25%
Class C	0.85%	2.00%
Class I	0.85%	1.00%

Pursuant to operating expense limitation agreements (the "Expense Limitation Agreements"), the Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees, as presented above, and/or to reimburse certain expenses of each Fund to the extent necessary to maintain each Fund's total annual operating expenses (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of a Fund's business) at certain levels. The Expense Limitation Agreements will continue until at least April 30, 2025 for the Infrastructure Fund, Global Real Estate Fund, Real Assets Securities Fund and the Renewables Fund and may not be terminated by the Funds or the Adviser before such time. Thereafter, the Expense Limitation Agreements may only be terminated or amended to increase the expense cap as of May 1st of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreements, any waivers and/or reimbursements made by the Adviser are subject to recoupment from a Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that a Fund is able to effect such payment to the Adviser and remain in compliance with the annual expense cap in effect at the time the waivers and/or reimbursements occurred.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2023

The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration are listed in the table below:

Expiration Period	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund	Renewables Fund
December 31, 2024	$146,970	$52,556	$295,222	$—
December 31, 2025	208,956	22,656	266,521	603,058
December 31, 2026	230,459	64,648	277,544	250,752
Total amount subject to recoupment	$586,385	$139,860	$839,287	$853,810

Each Fund has entered into separate Administration Agreements with the Adviser and the Adviser and the Funds have entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"). The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Funds with administrative office facilities. The Adviser does not receive any compensation for its administration services pursuant to the Administration Agreements and the Funds are responsible for any fees due to the Sub-Administrator.

Certain officers and/or trustees of the Trust are officers and/or employees of the Adviser.

4.  Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the year ended December 31, 2023 were as follows:

Fund	Purchases	Sales
Infrastructure Fund	$139,168,806	$123,207,137
Global Real Estate Fund	381,909,231	473,492,027
Real Assets Securities Fund	38,758,252	40,339,110
Renewables Fund	29,967,524	11,505,403

During the year ended December 31, 2023, there were no transactions in U.S. Government securities.

5  Shares of Beneficial Interest

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Infrastructure Fund, Global Real Estate Fund and Real Assets Securities Fund offer three classes of shares of beneficial interest — "Class A" Shares, "Class C" Shares and "Class I" Shares and the Renewables Fund offers Class I Shares.

2023 Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2023

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.

	Infrastructure Fund
	2023(1)		2022(2)
Class A	Shares	Amount	Shares	Amount
Subscriptions	56,489	$686,811	121,998	$1,655,253
Reinvestment of distributions	7,533	92,193	33,955	430,103
Redemptions	(169,552)	(2,032,858)	(117,461)	(1,617,092)
Net Increase (Decrease)	(105,530)	$(1,253,854)	38,492	$468,264
Class C	Shares	Amount	Shares	Amount
Subscriptions	2,173	$25,018	11,012	$146,638
Reinvestment of distributions	732	8,855	7,971	99,245
Redemptions	(68,253)	(820,711)	(127,365)	(1,694,278)
Net Decrease	(65,348)	$(786,838)	(108,382)	$(1,448,395)
Class I	Shares	Amount	Shares	Amount
Subscriptions	3,093,285	$38,380,356	2,748,349	$37,160,129
Reinvestment of distributions	339,509	4,160,958	1,216,319	15,503,391
Redemptions	(2,112,215)	(25,614,917)	(18,047,603)	(239,131,850)
Net Increase (Decrease)	1,320,579	$16,926,397	(14,082,935)	$(186,468,330)
	Global Real Estate Fund
	2023(1)		2022(2)
Class A	Shares	Amount	Shares	Amount
Subscriptions	53,627	$582,844	53,325	$626,981
Reinvestment of distributions	8,465	88,236	13,081	150,238
Redemptions	(294,401)	(3,209,144)	(401,029)	(4,731,887)
Net Decrease	(232,309)	$(2,538,064)	(334,623)	$(3,954,668)
Class C	Shares	Amount	Shares	Amount
Subscriptions	355	$3,760	3,932	$53,119
Reinvestment of distributions	1,680	17,404	2,406	27,093
Redemptions	(95,407)	(1,024,467)	(161,307)	(1,931,890)
Net Decrease	(93,372)	$(1,003,303)	(154,969)	$(1,851,678)
Class I	Shares	Amount	Shares	Amount
Subscriptions	3,688,076	$40,452,600	6,534,615	$76,911,163
Reinvestment of distributions	637,274	6,653,001	688,302	7,899,998
Redemptions	(12,779,923)	(136,303,082)	(14,329,708)	(171,005,570)
Net Decrease	(8,454,573)	$(89,197,481)	(7,106,791)	$(86,194,409)

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2023

	Real Assets Securities Fund
	2023(1)		2022(2)
Class A	Shares	Amount	Shares	Amount
Subscriptions	—	$—	3,172	$34,300
Reinvestment of distributions	887	8,105	422	4,127
Redemptions	(1,962)	(18,148)	(3,319)	(32,980)
Net Increase (Decrease)	(1,075)	$(10,043)	275	$5,447
Class C	Shares	Amount	Shares	Amount
Subscriptions	—	$—	—	$—
Reinvestment of distributions	232	2,126	70	676
Redemptions	(232)	(2,126)	(70)	(676)
Net Decrease	—	$—	—	$—
Class I	Shares	Amount	Shares	Amount
Subscriptions	16,788	$158,446	71,901	$725,619
Reinvestment of distributions	160,788	1,449,468	85,374	827,271
Redemptions	(323,998)	(3,030,213)	(28,727)	(282,873)
Net Increase (Decrease)	(146,422)	$(1,422,299)	128,548	$1,270,017
	Renewables Fund
	2023(1)		2022(3)
Class I	Shares	Amount	Shares	Amount
Subscriptions	2,201,851	$19,661,793	1,856,282	$18,538,887
Reinvestment of distributions	23,651	212,712	16,151	155,691
Redemptions	(189,862)	(1,630,499)	(30,379)	(291,028)
Net Increase	2,035,640	$18,244,006	1,842,054	$18,403,550

(1) For the Year Ended December 31, 2023.

(2) For the Year Ended December 31, 2022.

(3) For the Period February 5, 2022 (Commencement of Operations) through December 31, 2022.

6.  Credit Facility

U.S. Bank, N.A. (the "Bank") has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of December 31, 2023 for the Trust is $100,000,000. The Trust pays interest in the amount of the U.S Prime Rate less 0.25% on the amount outstanding. Advances under the credit facility are collateralized by a first-priority lien against a Fund's assets, will be made at the sole discretion of the Bank and would be for a maximum of forty-five days.

During the year ended December 31, 2023, the Global Real Estate Fund, the Global Infrastructure Fund and the Renewables Fund utilized the credit facility for 47, 2 and 6 days, respectively, and had an outstanding average daily loan balance of $2,618,809, 560,000 and $163,667, respectively. The maximum amount outstanding for the Global Real Estate Fund, the Global Infrastructure Fund and Renewables Fund during the year was $43,397,000, $560,000 and $235,000, respectively, and the interest expense amounted to $27,936, $257 and $225, respectively. For the year ended December 31, 2023, the average interest rate on the outstanding principal amount for the Global Real Estate Fund was 8.17%, for the Global Infrastructure Fund was 8.25% and for the Renewables Fund was 8.25%. The Real Assets Securities Fund did not utilize the credit facility during the year ended December 31, 2023. At December 31, 2023, the Funds did not have an amount outstanding on the credit facility.

2023 Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2023

7.  Federal Income Tax Information

Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2023, each Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2023, open taxable periods consisted of the taxable years ended December 31, 2020 through December 31, 2023, for the Infrastructure Fund, Global Real Estate Fund and the Real Assets Securities Fund. As of December 31, 2023, open taxable period consisted of February 5, 2022 (commencement of operations) to December 31, 2023 for the Renewables Fund. No examination of the Funds' tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The federal income tax information referenced below is as of the Fund's most recently completed tax year-end of December 31, 2023.

The tax character of distributions paid for the year ended December 31, 2023 were as follows:

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund	Renewables Fund
Ordinary income (including short-term capital gains)	$4,190,817	$8,270,225	$1,573,367	$289,825
Long-term capital gains	488,735	—	—	—
Total distributions	$4,679,552	$8,270,225	$1,573,367	$289,825

The tax character of distributions paid for the year ended December 31, 2022 were as follows:

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund	Renewables Fund
Ordinary income (including short-term capital gains)	$4,804,047	$9,278,491	$894,279	$209,308
Long-term capital gains	12,771,105	—	—	—
Return of capital	—	598,577	—	—
Total distributions	$17,575,152	$9,877,068	$894,279	$209,308

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2023

At December 31, 2023, the Funds' most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

	Infrastructure Fund	Global Real Estate Fund	Real Assets Securities Fund	Renewables Fund
Capital loss carryforward(1)	$—	$(138,785,056)	$(7,744,532)	$(2,145,766)
Distributable earnings	409,510	1,772,116	630,511	—
Post-October loss	(2,449,353)	—	—	—
late year ordinary losses	—	—	—	(3,905)
Other accumulated gains (losses)	(7,232)	60	(145,209)	78
Tax basis unrealized appreciation on investments and foreign currency	19,718,575	33,827,655	1,910,699	937,357
Total tax basis net accumulated gains (losses)	$17,671,500	$(103,185,225)	$(5,348,531)	$(1,212,236)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of December 31, 2023, the Infrastructure Fund did not have any capital loss carryforwards, the Global Real Estate Fund's capital loss carryforwards were $106,123,012, which can be used to offset future realized short-term capital gains and $32,662,044, which can be used to offset future realized long-term capital gains. The Real Assets Securities Fund's capital loss carryforwards were $4,899,940, which can be used to offset future realized short-term capital gains and $2,844,592, which can be used to offset future realized long-term capital gains. The Renewables Fund's capital loss carryforwards were $799,185, which can be used to offset future realized short-term capital gains and $1,346,581, which can be used to offset future realized long-term capital gains. The capital loss carryforwards will not expire. The Infrastructure Fund deferred, on a tax basis, post-October losses of $2,449,353, the Renewables Fund deferred, on a tax basis, late year ordinary losses of $3,905.

Federal Income Tax Basis: The federal income tax basis of each Fund's investments, not including foreign currency translation, at December 31, 2023 was as follows:

Fund	Cost of Investments	Gross Unrealized Apppreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Infrastructure Fund	$225,791,639	$33,795,929	$(14,077,354)	$19,718,575
Global Real Estate Fund	323,992,341	45,620,230	(11,792,575)	33,827,655
Real Assets Securities Fund	47,401,769	4,026,922	(2,116,223)	1,910,699
Renewables Fund	34,208,122	2,069,561	(1,132,204)	937,357

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency, sales of PFICs, partnership income/expense and return of capital. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share.

2023 Annual Report

BROOKFIELD INVESTMENT FUNDS

Notes to Financial Statements (continued)

December 31, 2023

At December 31, 2023, the Funds' most recently completed tax year-end, the Funds' components of net assets were increased or (decreased) by the amounts shown in the table below:

	Paid-in Capital	Undistributed Net Investment Income/ Distributions in Excess of Net Investment Income and Accumulated Realized Loss
Infrastructure Fund	$—	$—
Global Real Estate Fund	598,577	(598,577)
Real Assets Securities Fund	(31)	31
Renewables Fund	(2,302)	2,302

8.  Indemnifications

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide for indemnification. The Funds' maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.

9.  Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that herein, there are no events that require recognition or disclosure in the financial statements.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Trustees of Brookfield Investment Funds:

Brookfield Global Listed Infrastructure Fund
Brookfield Global Listed Real Estate Fund
Brookfield Real Assets Securities Fund
Brookfield Global Renewables & Sustainable Infrastructure Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brookfield Investment Funds, comprising the funds listed in the table below (collectively, the "Funds"), including the schedules of investments, as of December 31, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods listed in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting Brookfield Investment Funds as of December 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Brookfield Global Listed Infrastructure Fund Brookfield Global Listed Real Estate Fund Brookfield Real Assets Securities Fund	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, 2021, 2020, and 2019
Brookfield Global Renewables & Sustainable Infrastructure Fund	For the year ended December 31, 2023	For the year ended December 31, 2023, and for the period from February 5, 2022 (commencement of operations) through December 31, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Chicago, Illinois
February 27, 2024

We have served as the auditor of one or more Brookfield Public Securities Group LLC's investment companies since 2011.

2023 Annual Report

BROOKFIELD INVESTMENT FUNDS

Tax Information (Unaudited)

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the year ended December 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Infrastructure Fund	100.00%
Global Real Estate Fund	36.43%
Real Assets Securities Fund	48.59%
Renewables Fund	100.00%

For corporate shareholders, the percentage of ordinary distributions qualifying for the corporate dividends received deductions for the year ended December 31, 2022, was as follows:

Infrastructure Fund	76.73%
Global Real Estate Fund	0.50%
Real Assets Securities Fund	22.07%
Renewables Fund	55.94%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871(k)(2)(C) for each Fund was as follows:

Infrastructure Fund	0.00%
Global Real Estate Fund	0.00%
Real Assets Securities Fund	0.00%
Renewables Fund	0.00%

For the period ended December 31, 2023, the Renewables Fund earned foreign source income of $325,067 and paid foreign taxes of $28,099, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a written Liquidity Risk Management Program (the "LRMP") as required by Rule 22e-4 under the 1940 Act. The LRMP is reasonably designed to assess and manage the Funds' liquidity risk, taking into consideration the Funds' investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Funds' Line of Credit (discussed in Note 6—Credit Facility). The Board approved the appointment of the Adviser's Trade Management Oversight Working Group as the LRMP administrator (the "Program Administrator").

The Program Administrator is responsible for the general oversight of the LRMP, including, but not limited to, the following: (i) assessing, managing and periodically reviewing (but no less frequently than annually) the Funds' liquidity risk; (ii) overseeing the classification of the liquidity of the Funds' portfolio investments; (iii) reporting to the Board with respect to any highly liquid investment minimum shortfall; (iv) reporting to the Board with respect to illiquid investments in excess of the 15% limitation; and (v) providing an annual report to the Board on the adequacy of the LRMP and the effectiveness of its implementation, including the operation of the highly liquid investment minimum ("HLIM") for the Funds (if applicable), and any material changes to the LRMP.

To comply with Rule 22e-4 and its related liquidity data reporting requirements, the Adviser and the Funds have contracted with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the "Sub-Administrator"), to obtain, on a daily basis, access to underlying liquidity data for the Funds in an effort to oversee the daily liquidity and liquidity risk of the Funds, and facilitate Fund reporting on Forms N-PORT, N-CEN and N-LIQUID, as appropriate. The liquidity data received and used by the Program Administrator is produced by a third party vendor which is a leading provider of liquidity and pricing data and related services to the fund industry, including other clients for which the Sub-Administrator provides administrative services. Since the establishment of the LRMP, the Funds have consistently maintained a percentage of highly liquid assets that were significantly above 50%, based on the liquidity classification testing results obtained by the Program Administrator via the third party vendor. Therefore, each Fund is currently exempt from the HLIM requirement and considered to be a "primarily highly liquid fund," as defined in Rule 22e-4. An assessment will be conducted by the Adviser at each regular and off cycle review of liquidity classifications pursuant to the LRMP to determine the Funds' qualification for exemption from establishing an HLIM.

On August 22, 2023, as required by the LRMP and Rule 22e-4, the Program Administrator provided the Board with an annual written report (the "Report") addressing the operation of the LRMP and assessing the adequacy and effectiveness of its implementation during the period from July 1, 2022 through June 30, 2023 (the "Reporting Period"). During the Reporting Period, the Funds were primarily invested in highly liquid investments (investments that the Funds anticipate can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, the Funds are not required to adopt, and have not adopted, an HLIM as defined in Rule 22e-4. The Funds did not experience any issues meeting shareholder redemptions at any time during the Reporting Period. In the LRMP, the Program Administrator stated that the LRMP operated adequately and effectively to manage the Funds' liquidity risk during the Reporting Period.

2023 Annual Report

BROOKFIELD INVESTMENT FUNDS

Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the trustees and officers of the Fund.

Trustees of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex[1] Overseen by Trustee
Independent Trustees
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Trustee and Independent Chair of the Board, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2011	Retired. Director/Trustee of several investment companies advised by PSG (2011-Present).	9
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2013	Managing Partner of Federal City Capital Advisors (1997-2021). Director/Trustee of several investment companies advised by PSG (2006-Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2002-June 2023); Lead Independent Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-2021); Director of Steward Partners (2017-2021).	9
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Trustee, Member of the Audit Committee, Chair of the Nominating and Compensation Committee Served Since 2013	CFO of My Flex, Inc., an EQBR company (2022-2023). Director/Trustee of several investment companies advised by PSG (2013-Present); Board Director of Gesher USA (2015-Present); Member of the Honorary Board of University Settlement House (2014-Present).	9
William H. Wright II c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1960	Trustee, Chair of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2020	Retired. Director/Trustee of several investment companies advised by PSG (2020-Present); Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duff & Phelps Select Energy MLP Fund (2013-2019); Director of the Carlyle Group, TCG BDC I, Inc., TCG BDC II, Inc. and Carlyle Secured Lending III (2021-Present).	9

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex[1] Overseen by Trustee
Independent Trustees
Betty Whelchel c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1956	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Since January 1, 2024	US Head of Public Policy: Regulatory Affairs of BNP Paribas (2016-2019). Director/Trustee of several investment companies advised by the Adviser (2024-Present); Trustee of Curtis Institute (2005-2023).	9
Interested Trustee
David W. Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Trustee Served Since 2017	Chief Executive Officer of PSG (2019-Present); Head of Brookfield Oaktree Wealth Solutions (2021-Present); President of the PSG (2016-2019); Managing Partner of Brookfield (2015-Present). Director/Trustee of several investment companies advised by PSG (2017-Present).	9

2023 Annual Report

BROOKFIELD INVESTMENT FUNDS

Information Concerning Trustees and Officers (Unaudited) (continued)

Officers of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2014

President of several investment companies advised by the Adviser (2014-Present); General Counsel of the Adviser (2017-Present); Managing Director (2014-Present) and Assistant General Counsel (2010-2017) of the Adviser; Managing Partner of Brookfield (2016-Present); Director of Brookfield Soundvest Capital Management (2015-2018).

Casey P. Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Treasurer	Served since 2021

Treasurer of several investment companies advised by the Adviser (February 2021-Present); Assistant Treasurer of several investment companies advised by the Adviser (2016-2021); Vice President of the Adviser (2014-2021); Director of the Adviser (2021-Present).

Craig A. Ruckman* c/o Brookfield Place 250 Vesey Street, New York, New York 10281-1023 Born: 1977	Secretary	Served since 2022**

Secretary of several investment companies advised by the Adviser (October 2022-Present); Managing Director of the Adviser (October 2022-Present); Director of Allianz Global Investors U.S. Holdings LLC (2016-2022); Assistant Secretary of 63 funds in the Allianz Global Investors Fund Complex (2017-2020); and Chief Legal Officer of Allianz Global Investors Distributors LLC (2019-2022).

Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer ("CCO")	Served since 2017

CCO of several investment companies advised by the Adviser (2017-Present); Director of the Adviser (2017-Present); CCO of Brookfield Investment Management (Canada) Inc. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).

Mohamed S. Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2019-Present); Assistant Vice President of the Adviser (2014-2019).

* Interested person as defined by the 1940 Act because of affiliations with Brookfield Public Securities Group LLC, Adviser of the Fund.

** Craig A. Ruckman was appointed by the Board as the Secretary of the Fund on November 17, 2022.

1 The Fund Complex is comprised of Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Brookfield Infrastructure Income Fund Inc. and Oaktree Diversified Income Fund Inc.

The Funds' Statement of Additional Information includes additional information about the trustees, and is available, without charge, upon request by calling 1-855-777-8001.

Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS

Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC ("PSG"), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information ("Personal Information") at all times. This privacy policy ("Policy") describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•  Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•  Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•  Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•  Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•  Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•  Other organizations, with your consent or as directed by you; and

•  Other organizations, as permitted or required by law (e.g. for fraud protection).

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

2023 Annual Report

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CORPORATE INFORMATION

Investment Adviser

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: publicsecurities.enquiries@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Funds'
transfer agent:

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-855-244-4859

Fund Accounting Agent & Sub-Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Trustees of the Fund

Edward A. Kuczmarski	Chair of Board of Trustees
William H. Wright II	Chair of Audit Committee
Heather S. Goldman	Chair of Nominating and Compensation Committee
Stuart A. McFarland	Trustee
Betty Whelchel	Trustee
David W. Levi	Trustee (Interested)

Officers of the Fund

Brian F. Hurley	President
Casey P. Tushaus	Treasurer
Craig A. Ruckman	Secretary
Adam R. Sachs	Chief Compliance Officer
Mohamed S. Rasul	Assistant Treasurer

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-PORT. Each Fund's Forms N-PORT are available on the SEC's website at www.sec.gov.

You may obtain a description of a Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

1-855-777-8001

www.brookfield.com

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Investment Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Stuart A. McFarland, Edward A. Kuczmarski, William H. Wright II and Heather S. Goldman each qualify as “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
(a) Audit Fees	$196,780	$189,350
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$50,800	$48,900
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP (“Deloitte”) applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The aggregate fees billed by Deloitte for the fiscal years ended December 31, 2023 and December 31, 2022, for non-audit services rendered to the registrant and the registrant’s investment adviser and administrator were $50,800 and $207,900, respectively. For the fiscal years ended December 31, 2023 and December 31, 2022, these amounts reflect the amounts disclosed above in (b), (c) and (d), plus $0 and $159,000, respectively, in fees billed to the registrant’s investment adviser for non-audit services that did not relate directly to the operations and financial reporting of the registrant, including fees billed by Deloitte to Brookfield Public Securities Group LLC that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

(h) The Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and administrator is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brookfield Investment Funds

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian F. Hurley
Brian F. Hurley, President/Principal Executive Officer

Date:	March 8, 2024

By (Signature and Title)	/s/ Casey P. Tushaus
Casey P. Tushaus, Treasurer/Principal Financial Officer

Date:	March 8, 2024